OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2014
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds II

SEMI-ANNUAL REPORT
April 30, 2013
(Unaudited)

Table of Contents

THE ALGER FUNDS II

Shareholders’ Letter	1

Fund Highlights	13

Portfolio Summary	18

Schedules of Investments	19

Statements of Assets and Liabilities	52

Statements of Operations	56

Statements of Changes in Net Assets	58

Financial Highlights	61

Notes to Financial Statements	75

Additional Information	94

Go Paperless With Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Shareholders’ Letter	May 20, 2013

Dear Shareholders,

Investing with Markets at Record High Levels

Equity markets have strong potential for generating attractive returns

As the S&P 500 Index climbed to record levels during the six-month period ended April 30, 2013, some investors grew convinced that a painful correction or bear market was unavoidable. After all, record high index levels in 2000 and 2007 were promptly followed by substantial bear markets and in recent years markets have often suffered from spring corrections. Yet after reaching an all time high level of 1579.58 on April 23, the S&P 500 continued to advance and closed the reporting period at 1593.58, which represented a 14.44% return for the period. While markets certainly don’t go up in a constant line, we see strong reasons and fundamental support for our view that, today, economic conditions, corporate fundamentals, and investor psychology can drive market performance upward in the near term and over the next few years.

Market Overview

During the six-month reporting period, concerns over U.S. fiscal policy, sluggish economic growth, and the euro-zone debt crisis continued to weigh upon investors. In November and December, cynicism over Beltway gridlock continued to grow as Congress and the White House failed to avert the “fiscal cliff,” or the combination of sequestration, or spending cuts, and tax hikes that many investors fear could dampen already modest economic growth. In late November, however, Federal Reserve Chairman Ben Bernanke said Fed policy will remain accommodative until the U.S. economy becomes more stable, which ignited a three-week rally. Nevertheless, market volatility and euro-zone fears resurfaced after the Republic of Cyprus said it would impose a levy on bank deposits to qualify for bailout funds. Italy’s long struggle with forming a coalition government also provoked investor angst. As has often been the case in recent years, investor skepticism about the U.S. economy and its recovery remained very high and very wrong until recently moderating. Despite weaknesses in some broad economic gauges—GDP growth fell to only 0.4% for the fourth quarter—many indicators suggest to us that the U.S. economy is outperforming its global peers. The real estate market continues to strengthen, and recently consumer sentiment, and thus consumer spending, has begun to reflect the impact of improving home values on personal wealth. Similarly, in February, unemployment dropped to 7.7%—the lowest level since December of 2008—and we see further improvement in the coming months. We’ve noted in a number of prior shareholder letters that the unemployment numbers are deceptive. The unemployment rate for college graduates, for example, is below 4.5%, which illustrates that this category of workers has been experiencing a substantially better job market than non-graduates.

Addressing Market Fears

Economic factors and corporate fundamentals during the five-year periods leading to the 2000 and 2007 market peaks were substantially different than the drivers behind the current bull market. Thus, while normal corrections to this current bull market should and will occur, we believe markets are firmly in an upward trend and that corrections will be attractive buying opportunities. Near term corrections, in our view, are likely to be shallow, unlike the severe volatility of recent years and the bear markets following 2000 and 2007. The last two market cycles, unlike the current bull market, occurred during long periods of substantial economic growth in which retail investors were highly enthusiastic about equities. In comparison, the current bull market is being driven, in our opinion, primarily by corporate fundamentals as economic growth has been weak while risk-averse retail investors have been fleeing stocks for the better part of five years.

Understanding the 2000 Market Peak

During the dot-com era, which ran from 1995 to 2000, information technology, including desktop computers, Microsoft business applications, and the Internet, pushed GDP growth up 34.0%. Within that period, the seasonally adjusted unemployment rate dropped from 5.8% to 4.0% from April 1995 to the March 2000 market peak. Optimism among consumers, corporations, and retail investors surged, thanks to strong equity market gains and home values increasing 33% during the five-year period, according to the S&P/Case-Shiller Home Price Index 10-City Composite.

From 1995 to 2000, Corporate America increased capital expenditures from 8.2% of GDP to 9.5%. By late 2000, the rate reached 9.6%, which is a level that has yet to be repeated. Spending on non-residential real estate also surged, increasing from an annualized rate of $186 billion in the first quarter of 1996 to $260 billion in the first quarter of 2000, according to J.P. Morgan. Retail investors weren’t immune from the prevalent optimism. During the five-year period, they plowed $795.1 billion into Sector Stock and U.S. Stock Morningstar fund categories. By the 2000 market peak, the two categories collectively represented 50% of retail investor assets in mutual funds. Yet, corporate fundamentals, including cash flow, weakened(1). During the dot-com era, the free cash flow yield for large cap corporations declined from 3.40% to only 1.46%, according to Empirical Research Partners. U.S. public companies’ cash and short-term investments as a share of market capitalization also deteriorated, falling from nearly 10.15% in 1995 to 6.93% in 2000 and the S&P 500 price-to-earnings ratio soared from 15.60 to 27.20.  Investors’ eventual realization that corporate cash flow was weak, that many dot-com companies were burning through capital at an unsustainable rate, and that economic expansion wasn’t sustainable eventually led to the market decline in 2000.

Understanding the 2007 Market Peak

During the five years leading to October of 2007, GDP surged upward 31.0%, while unemployment dropped considerably from 6.3% in June of 2003 to 4.7% by the end of the period. Much like during the dot-com era, consumer wealth and consumer spending benefited from the raging bull market and from home values increasing approximately 45%, according to the S&P/Case-Shiller Home Price Index 20-City Composite. During four consecutive years starting in 2003, annual wealth creation ranged from $5.1 trillion to $2.5 trillion, according to J.P. Morgan estimates. In the business world, optimism was

(1)   Free cash flow is cash generated from a company’s operations that remains after capital expenditures and operating expenses. It allows companies to invest for future growth, pay dividends, and conduct share repurchases. Free cash flow, furthermore, indicates that corporations are disciplined with costs and are maintaining revenues. It is typically measured by free cash flow yield, which is the ratio of free cash flow to enterprise value.

strong and corporations increased capital expenditures as a percentage of GDP from 7.5% in early 2004 to 7.9% in 2007. Spending on non-residential real estate during the five-year period increased from $258 billion to $331 billion. At the same time, retail investors plowed $906.5 billion into Sector Stock and U.S. Stock funds, with the two categories representing 41.0% of mutual fund assets when the equity market peaked. Yet, much like during the earlier bull market, corporate fundamentals weakened. Cash and short-term investments as a share of market capitalization dropped from 10.04% to 8.72% from July 2005 to the market peak and cash flow yields fell from 5.01% in February of 2003 to 4.35% in October of 2007. Weakening corporate fundamentals, an infamous decline in real estate prices, mortgage defaults, and the maturing of the economic recovery eventually led to the post-2007 bear market.

Why 2013 is Different from Past Market Cycles

Unlike the past two bull markets, recent market gains, we maintain, have been driven primarily by strong corporate fundamentals, with cash rich businesses offering attractive free cash flow yields, engaging in stock buybacks, and implementing or increasing dividends. Yet, economic growth, in our view, has been sluggish and is far from reaching a mature phase, but it has strong potential to accelerate. During the subprime mortgage recession, unemployment soared to 10.0% by October of 2009.  Even though it declined to 7.6% recently, it is still substantially higher than levels in 2000 and 2007. GDP growth of only 9.7% during the five-year period ended December 31, 2012, is also disappointing. Corporations, therefore, have been reluctant to increase spending, with capital expenditures as a percentage of GDP expanding from a low of 6.4% at the end of 2009 to only 7.5% at the end of 2012, which is well below long-term averages for economic recoveries. Also during the most recent recession, non-residential real estate spending fell to $252 billion on an annualized basis by the third quarter of 2010 and has since only increased to $316 billion, which like capital expenditures, is considerably below levels experienced during other economic recoveries. The low level of non-residential expenditures implies that businesses may be far from reaching a peak in real estate expenditures. Consumers have also been tight with their purse strings, especially with durable goods, as illustrated by the average automobile age of 10.8 years at the end of 2012, which is substantially higher than 9.8 years in 2007 and 8.9 years in 2000.

Clearly, much capacity exists for GDP expansion, job creation, and other developments that will provide attractive opportunities for leading companies to grow earnings and support equity prices. Economic growth, we believe, is likely to be supported by corporations’ growing need for capital investments, consumers’ increasing spending power, demand for durable goods, and a strong residential real estate recovery. During the recession following the 2007 market decline, many consumers felt insecure about the economy and until recently, the inconsistent nature of the aggregate wealth effect, or wealth created from home ownership and the stock market, hasn’t helped. It has bolstered consumers’ finances in only three of the last six years—2009, 2010, and 2012, according to J.P. Morgan. Last year, however, it contributed more than $4.4 trillion to individuals’ balance sheets. This was the highest level since 2004 and is helping consumers feel more confident in their finances and more willing to buy big ticket items. Like consumer spending, the creation of an estimated 2 million households has been delayed by economic uncertainty, creating pent up housing demand. With an improving economy, however, annual household creation of 1 million to 1.6 million could occur over the next four years, according to estimates from Zelman & Associates.

With annual housing starts of 780,000 units, or half the long-term average, housing inventory could trail demand. Favorable interest rates, historically high levels of home affordability, and increasing rental fees, meanwhile, are further enhancing the appeal of homeownership and supporting the ongoing real estate recovery, with home prices jumping 9.3% year-over-year in February, according to the S&P/Case-Shiller Home Price Index 20-City Composite. As real estate prices, sales, and demand increase, new housing starts may accelerate, creating construction jobs, as well as demand for home appliances and other durable goods. With the industry having the nation’s highest unemployment rate of 14.7%, which represents 1.2 million out-of-work individuals, job creation for construction workers could be a big boost to the economy.

With the prolonged trough in capital expenditures, cash-rich corporations, meanwhile, may be ready to increase outlays for manufacturing equipment and other tools needed to run their businesses. With corporations having record levels of cash on their balance sheets, an increase in capital expenditures could be substantial and highly supportive of the nation’s ongoing economic recovery.

Market Fundamentals and Investor Psychology

We are also encouraged by the strength of corporate America. The 5.16% free cash flow yield of large companies in April of this year, for example, was considerably higher than in 2000 and 2007 and illustrates that corporate fundamentals are extremely strong. Corporate balance sheets are also attractive, with cash in February of 2013 representing approximately 10.70% of corporate assets. At the same time, equities are attractively valued from a price-to-book perspective (the stock market’s price divided by book value). As of April of this year, large capitalization stocks had a price-to-book ratio of only 2.37, which is lower than 2.96 in October of 2007 and 5.14 in March of 2000, according to Empirical Research. Despite the strong performance of U.S. stocks since the Financial Crisis, valuations remain reasonable. The S&P 500, with a P/E ratio of 14.5 and a dividend yield of over 2%, remains attractive on two scores—a P/E ratio below the historical average and a dividend yield above 10-year Treasuries.

The current market rally has also occurred despite retail investors redeeming $358.5 billion from Sector Stock and U.S. Stock fund categories during the past five years. The two fund categories recently represented only 34.0% of retail investor assets in U.S. mutual funds, while taxable bonds represented 20.8%. In dollar figures, retail investors had nearly $2.6 trillion allocated to taxable bonds in April, compared to $1.1 trillion in 2007 and $505 billion in 2000.

Investors, however, may be ready to return to equities—recent record high market levels will cause some investors to realize that market declines are usually temporary and that investors who have held on to stock investments have recouped losses that resulted from the post-2007 market decline. Historically low interest rates, meanwhile, are making the recent returns of equities appear even more appealing relative to fixed income assets. With record levels of assets currently allocated to bonds, investors’ potential rotation into equities could provide substantial upside to the market. We are not alone in our belief that equities have potential for additional gains. Celebrated investor Warren Buffett, for example, is encouraging investors to rethink their aversion to equities, having recently said that “bonds are a terrible investment now” and that stock prices “aren’t ridiculously high.”

Going Forward

The anticipated economic growth discussed above is likely to create increased competition among corporations at a time when technology and other global trends are requiring companies to constantly rethink and retool business strategies. With that in mind, equity investors, in our view, need to diligently seek out companies that are best prepared to benefit from the constant and swift changes being driven by technology, demographics, regulations, emerging market growth, and other large scale trends. We believe, furthermore, that our research-driven investment strategy is highly appropriate for these challenging times of constant and large scale change.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 11.73% for the fiscal six-month period ended April 30, 2013, compared to the 13.93% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Materials sectors was the most important contributor to performance, while Health Care and Consumer Staples detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 101.81% of assets. In aggregate, long positions contributed approximately 12.47% to performance. The Fund’s average allocation to short positions was -4.52%. The short positions provided an approximately -0.74% contribution to performance.

Among the most important relative contributors were CVS Caremark Corp.; Anadarko Petroleum Corp.; CBS Corp., Cl. B; Pfizer, Inc.; and HCA Holdings, Inc. Shares of pharmacy benefits manager and retail drugstore operator CVS Caremark Corp. performed strongly early in 2013 after the company said prevalence of the flu and capturing market share from a competitor drove strong quarter results. For the period, no individual short position had a substantial positive impact on relative performance, while short position ZipCar, Inc. was a considerable detractor from results.

Zipcar is a car rental company with self-service, rent-by-the-hour operations in cities. We expected competition to hinder the results of Zipcar, but Avis Budget purchased the company at a premium, causing Zipcar’s stock price to increase. Short sales involve selling stock that has been borrowed, so the elevated stock price of Zipcar increased the portfolio’s cost of acquiring the stock to return it to the lender, thereby detracting from absolute performance. Also detracting from relative performance were short position Becton Dickinson & Co. and long positions Microsoft Corp.; Home Depot, Inc., /The; and Amgen, Inc.

Alger Green Fund

The Alger Green Fund returned 15.59% for the fiscal six-month period ended April 30, 2013, compared to the 13.93% return of the Russell 3000 Growth Index.

The Alger Green Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies of any size that, in the opinion of the

Fund’s management, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. The Fund’s performance, therefore, can be challenged during time periods when investor enthusiasm for environmentally sustainable companies declines, but it can benefit when investors favor such companies. During the period, the Fund’s focus on environmentally sustainable companies appeared to be beneficial as the Fund outperformed its benchmark.

During the period, the largest sector weightings were Information Technology and Industrials sectors. The largest sector overweight was Industrials and the largest sector underweight was Health Care. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Health Care and Consumer Staples detracted from results.

Among the most important relative contributors were Cree, Inc.; First Solar, Inc.; Discovery Communications, Inc., Series C; Cisco Systems, Inc.; and Rockwood Holdings, Inc. Discovery Communications is a nonfiction media and entertainment company that provides programming across multiple distribution platforms. The company has generated positive earnings beats and has received industry leading ratings. Discovery also has an underleveraged balance sheet which should allow it to conduct mergers and acquisitions and return capital to shareholders.

Conversely, detracting from overall results on a relative basis were Apple, Inc.; Microsoft Corp.; Clean Harbors, Inc.; Wal-Mart Stores, Inc.; and Nike, Inc., Cl. B.  Apple is a well-known designer and provider of computers and Internet-connected devices such as the iPhone and iPad. Concerns that considerable penetration of the high-end telephone market may slow sales growth and hurt the company’s high margins caused Apple shares to perform poorly during the first quarter of 2013, despite a positive outlook for international sales of lower priced phones.

Alger Analyst Fund

The Alger Analyst Fund returned 17.24% for the fiscal six-month period ended April 30, 2013, compared to the Russell Midcap Growth Index, which had a return of 17.74%.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Health Care. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Consumer Staples and Health Care detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos., Inc.; Lincoln National Corp.; Rockwood Holdings, Inc.; CBS Corp., Cl. B; and Finisar Corp.  Fifth & Pacific is a global manufacturer and retailer of clothing and accessories and offers brands such as Juicy Couture, Lucky Brands, Kate Spade, and Jack Spade. Speculation by analysts and the news media that the company may divest Lucky Brands and Juicy Couture supported the performance of Fifth & Pacific stock during the first quarter of 2013.

Conversely, detracting from relative performance were Hecla Mining Co.; Ross Stores, Inc.; Charter Communications, Inc., Cl. A; Fresh Market, Inc., /The; and Berry Petroleum Co., Cl. A. Fresh Market is a high end, high growth specialty food retailer with 127 stores in 23 states primarily in Mid-Atlantic States, the Southeast, and the Midwest. The company experienced a significant slowdown in traffic and sales during December’s holiday season and management wasn’t able to clearly identify the reasons for the shift. Investors may have also responded unfavorably to the company not having named a chief financial officer.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 6.38% for the fiscal six-month period ended April 30, 2013, compared to the 14.44% return of the Fund’s benchmark, the S&P 500 Index.

The Fund uses a strategy that includes long and short positions. The strategy seeks to generate market-like returns over long term periods, generally three to five years, while limiting the impact upon performance of market downturns. During shorter-term periods, such strategies may underperform when markets generate strong gains, perform inline or modestly outperform when markets are flat, and outperform when markets decline.

For the reporting period, the Fund’s long exposure increased from 56.40% to 87.50% of assets. The Fund’s average long exposure was 72.57%. Long positions, in aggregate, outperformed the Fund’s benchmark and had an approximately 9.55% contribution to absolute performance. Short positions were increased from -14.53% to -21.22% of assets as the Fund’s managers found additional opportunities for shorting. The average allocation to short position was -18.49%. Short positions trailed the performance of the Fund’s benchmark and detracted 3.17% from performance. Net exposure, which is the difference between long and short exposure, was 54.08%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. Based on net exposure, there was no sector overweight, while Consumer Staples was the largest sector underweight. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Consumer Staples and Consumer Discretionary detracted from results.

Among the most important contributors to relative performance were HCA Holdings, Inc.; Tenet Healthcare Corporation; Apple, Inc.; Apollo Global Management, LLC, Cl. A; and Vertex Pharmaceuticals, Inc. In the Health Care sector, HCA Holdings is the country’s largest operator of private hospitals. Shares of HCA performed strongly as investors anticipated that the Affordable Health Care Act, or “Obama Care,” will improve the company’s operating fundamentals. For example, an increased number of individuals covered by medical insurance may increase hospital admissions, help reduce hospital debt, and increase profits.

Conversely, detracting from overall results on a relative basis were Celgene Corp.; Sony Corp.; Bank of America Corp.; Zipcar, Inc.; and Iconix Brand Group, Inc.  Short position Zipcar performed poorly in response to developments described in the Spectra Fund discussion.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 10.37% for the six-month fiscal period ended April 30, 2013, compared to the 5.40% return of its benchmark, the MSCI Emerging Markets Index,.

During the reporting period, Asia ex-Japan was the strongest market, led by the South East Asian markets of Indonesia, the Philippines, and Thailand.  While Emerging Europe

was generally weak, Turkey turned in strong absolute performance. In Latin America, Mexico was a strong performer while the Andean markets lagged. During the period, Egypt was the weakest market. That country’s Constitutional Referendum was passed in a second vote in December with extremely low voter turnout as many secular parties protested by abstention. President Morsi pressed ahead despite large protests in a number of Egyptian cities. Given the deteriorating economic backdrop, uncertainties regarding key resignations, and President Morsi’s own shortcomings in his short term in office, Standard &Poor’s downgraded the country’s sovereign rating on December 24. Within China, the Central Economic Working Conference made little change in the policy outlook for the incoming administration except for increasing the country’s focus on urbanization. Markets were disappointed in March during the National People’s Congress as no substantive policies were announced. All eyes now are on the third Plenary Session of the 18th Party Congress to be held in October 2013. In Latin America, Enrique Pena Nieto was inaugurated as the new President of Mexico and engaged all of Mexico’s major political parties in a commitment to reform unparalleled since Mexico’s transition to democracy.

With the Alger Emerging Markets Fund, stock selection in Mexico, Taiwan, and China had the largest contribution to relative performance, while stock selection in Brazil, Russia, and Indonesia detracted from results. During the period, the largest sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Telecommunication Services. Relative outperformance in the Consumer Discretionary and Materials sectors was the most important contributor to performance, while Industrials and Information Technology detracted from results.

Among the most important contributors to relative performance were Alsea SAB de CV; Chailease Holding Co., Ltd.; TPK Holding Co., Ltd.; China Overseas Grand Oceans Group Ltd.; and Banregio Grupo Financiero SAB de CV. Chailease Holding Co. is an equipment leasing company. The company set a record high level for November sales and said its quarterly revenues were 25% higher than expectations.

Conversely, detracting from overall results on a relative basis were Globaltrans Investment PLC; BW Plantation; Digital China Holdings Ltd.; GCL-Poly Energy Holdings Ltd.; and Petrobras Petroleo Brasileiro SA. Digital China Holdings is an integrated information technology services provider. The company reported year-end results in late February and said operating profit was better than expected.  A revenue shift away from low margin distribution continued but management was cautious in its commentary, which is likely to have triggered the underperformance of the company’s stock in March.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Morningstar, Inc. conducts investment research and provides performance analysis of mutual funds and other investment products.

J.P. Morgan is a broker-dealer that provides investment research.

Zelman & Associates provides research for leading institutional investors on a variety of asset classes and sectors.

Empirical Research Partners is a broker-dealer that provides research on a wide range of topics to institutional investors.

As of April 30, 2013, the following companies represented the stated percentages of Fred Alger Management assets under management: J.P. Morgan, 0.11%; Microsoft, 0.48%; Morningstar, Inc., 0.00%; Zelman & Associates, 0.00%; and Empirical Research Partners, 0.00%.

Investors cannot invest directly in an index. Index performance does not reflect deductions for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of April 30, 2013. Securities mentioned in the Shareholder letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors.  Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors.  Some of the countries where the Emerging Markets Fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. Some Alger Funds, such as Alger Spectra Fund and Alger Dynamic Opportunities Fund, may engage in short sales, which presents additional risk. To engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The Fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

A small investment in derivatives could have a potentially large impact on a Fund’s performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised.  When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates.

Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations.

Dynamic Opportunities Fund is a non-diversified investment company, which means that it is not required to maintain, as to 75% of its assets, no more than 5% of its assets in any single issuer.  Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com.

Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•    Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•    The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•    The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

FUND PERFORMANCE AS OF 3/31/13 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	5.20%	8.55%	12.36%
Alger Spectra Class C *	9.17%	8.96%	12.16%
Alger Spectra Class I †	11.02%	9.87%	13.05%
Alger Spectra Class Z ‡	11.34%	n/a	n/a

Alger Green Class A §	4.73%	1.88%	8.37%
Alger Green Class C *	8.46%	2.18%	8.13%
Alger Green Class I *	10.57%	2.95%	8.95%

*

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and higher operating expenses for Class C shares.

†	Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge.
‡	Class Z annualized performance since December 29, 2010, inception date of the Class, was 10.41%.
§

Performance figures prior to January 12, 2007 are those of the Alger Green Institutional Fund and performance prior to October 19, 2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

FUND PERFORMANCE AS OF 3/31/13 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Analyst Class A (Inception 3/30/07)	7.52%	4.87%	3.85%
Alger Analyst Class C (Inception 9/24/08)*	11.74%	5.22%	4.01%
Alger Analyst Class I (Inception 9/24/08)*	13.52%	5.98%	4.77%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	0.85%	n/a	3.84%
Alger Dynamic Opportunities Class C (Inception 12/29/10)†	4.73%	n/a	4.69%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)†	6.73%	n/a	4.36%

Alger Emerging Markets Class A (Inception 12/29/10)	0.88%	n/a	(5.71)%
Alger Emerging Markets Class C (Inception 12/29/10)	4.53%	n/a	(4.37)%
Alger Emerging Markets Class I (Inception 12/29/10)	6.36%	n/a	(3.68)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and higher operating expenses for Class C shares.

†

Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and higher operating expenses for Class C shares.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30 2013. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)*,†	6.42%	7.30%	11.58%	15.80%
Class C (Inception 9/24/08)†,‡,§	10.44%	7.70%	11.38%	15.10%
Class I (Inception 9/24/08)†,**,††	12.26%	8.59%	12.26%	15.98%
Class Z (Inception 12/29/10)	12.66%	n/a	n/a	n/a ‡‡
Russell 3000 Growth Index	12.83%	6.75%	8.26%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance has been calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment advisor.  The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996.  The calculation of total return during that time assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Returns reflect the applicable contingent deferred sales charge.
**	Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge.
††

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡‡	Class Z annualized performance since December 29, 2010, inception date of the class, was 11.82%. Russell 3000 Growth Index for the same period was 12.38%.

ALGER GREEN FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013.  The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)*,†	7.54%	1.24%	7.78%	(0.16)%
Class C (Inception 9/24/08)‡,§	11.71%	1.54%	7.55%	(0.48)%
Class I (Inception 9/24/08)‡	13.57%	2.31%	8.36%	0.27%
Russell 3000 Growth Index	12.83%	6.75%	8.26%	2.20%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and higher operating expenses for the Class C shares.

§	Returns reflect the applicable contingent deferred sales charge.

ALGER ANALYST FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through April 30, 2013. The figures for the Alger Analyst Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/30/2007
Class A (Inception 3/30/07)*	8.71%	3.79%	n/a	3.87%
Class C (Inception 9/24/08)†,‡	12.87%	4.14%	n/a	4.01%
Class I (Inception 9/24/08)†	14.62%	4.88%	n/a	4.76%
Russell Midcap Growth Index	14.42%	6.79%	n/a	5.95%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and higher operating expenses for the Class C shares.

‡	Returns reflect the applicable contingent deferred sales charge.

ALGER DYNAMIC OPPORTUNITIES FUND^

Fund Highlights Through April 30, 2013(Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) and the S&P 500 Index (an unmanaged index of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through April 30, 2013. The figures for the Alger Dynamic Opportunities Fund Class A and the Blended S&P 500/LIBOR and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)*	0.68%	n/a	n/a	3.77%
Class C (Inception 12/29/10)†,‡	4.54%	n/a	n/a	4.58%
Class Z (Inception 12/29/10)	6.63%	n/a	n/a	n/a §
S&P 500 Index	16.89%	n/a	n/a	15.42%
Blended S&P 500 / LIBOR	8.49%	n/a	n/a	7.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

^ The Fund has changed its benchmark to the S&P 500 Index to provide a more meaningful performance comparison.

*	Returns reflect the maximum initial sales charges.
†

Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and higher operating expenses for the Class C shares.

‡	Returns reflect the applicable contingent deferred sales charge.
§	Class Z annualized performance since December 29, 2010, inception date of the class, was 4.25%. S&P 500 Index and Blended S&P 500 / LIBOR for the same period was 13.11% and 6.78%, respectively.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through April 30, 2013. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets Fund Class C and Class I shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)*	3.79%	n/a	n/a	(4.81)%
Class C (Inception 12/29/10)†	7.93%	n/a	n/a	(3.49)%
Class I (Inception 12/29/10)	9.76%	n/a	n/a	(2.78)%
MSCI Emerging Markets Index	4.34%	n/a	n/a	(1.06)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.

PORTFOLIO SUMMARY†

April 30, 2013 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund*
Consumer Discretionary	21.3%	13.3%	27.1%	15.6%
Consumer Staples	8.2	9.7	8.5	4.5
Energy	4.2	0.2	5.4	3.2
Financials	8.6	2.5	6.2	5.9
Health Care	12.5	7.6	12.6	8.6
Industrials	10.2	22.3	12.6	4.0
Information Technology	27.9	28.8	16.9	20.6
Materials	3.6	8.0	8.1	3.9
Telecommunication Services	2.1	0.0	0.0	0.0
Utilities	0.0	3.8	0.0	0.0
Short-Term Investments and Net Other Assets	1.4	3.8	2.6	33.7
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Brazil	11.4%
Cayman Islands	0.7
Chile	0.6
China	9.5
Colombia	3.0
Cyprus	0.7
Hong Kong	8.4
India	7.0
Indonesia	2.9
Italy	0.7
Laos	0.4
Malaysia	3.4
Mexico	5.9
Netherlands	0.6
Peru	1.7
Philippines	1.1
Russia	5.7
South Africa	3.5
South Korea	12.9
Switzerland	0.9
Taiwan	8.9
Thailand	2.0
Turkey	3.1
United Kingdom	1.6
Cash and Net Other Assets	3.4
100.0%

†	Based on net assets for each Fund.

*	Includes short sales as a reduction of sector exposure.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—101.7%
ADVERTISING—0.9%
Focus Media Holding Ltd. #	249,600	$6,806,592
Lamar Advertising Co., Cl. A *	384,700	18,011,654
		24,818,246
AEROSPACE & DEFENSE—2.7%
Boeing Co., /The	235,300	21,508,773
Hexcel Corp. *	474,800	14,481,400
Honeywell International, Inc. +	451,700	33,218,018
Precision Castparts Corp.	15,200	2,907,608
		72,115,799
AIR FREIGHT & LOGISTICS—1.5%
FedEx Corp.	196,000	18,425,960
United Parcel Service, Inc., Cl. B	245,700	21,090,888
		39,516,848
AIRLINES—0.7%
Copa Holdings SA	79,300	9,958,494
Delta Air Lines, Inc. *	433,100	7,423,334
		17,381,828
ALTERNATIVE CARRIERS—0.6%
Cogent Communications Group, Inc.	575,453	16,480,974

APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Fossil, Inc. *	95,900	9,409,708
Michael Kors Holdings Ltd. *	346,830	19,748,500
PVH Corp.	163,600	18,881,076
		48,039,284
APPAREL RETAIL—0.7%
L Brands, Inc.	287,300	14,482,793
VF Corp.	23,804	4,242,349
		18,725,142
APPLICATION SOFTWARE—2.4%
Cadence Design Systems, Inc. *	1,822,800	25,154,640
Citrix Systems, Inc. *	64,400	4,003,748
Nuance Communications, Inc. *	520,600	9,912,224
Salesforce.com, Inc. *	574,236	23,606,842
		62,677,454
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Affiliated Managers Group, Inc.*	26,550	4,133,304

AUTO PARTS & EQUIPMENT—1.4%
Delphi Automotive PLC	408,700	18,886,027
WABCO Holdings, Inc. *	250,500	18,093,615
		36,979,642
BIOTECHNOLOGY—2.7%
Amgen, Inc.	256,200	26,698,602
Gilead Sciences, Inc. *	515,442	26,101,983
Infinity Pharmaceuticals, Inc. *	96,400	4,153,876
Vertex Pharmaceuticals, Inc. *	203,100	15,602,142
		72,556,603

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BROADCASTING—1.9%
CBS Corp., Cl. B	781,100	$35,758,758
Scripps Networks Interactive, Inc., Cl. A	84,900	5,652,642
Tribune Co. *	175,100	9,936,925
		51,348,325
CABLE & SATELLITE—2.3%
Comcast Corporation, Cl. A	866,800	35,798,840
DISH Network Corp.	334,700	13,116,893
Sirius XM Radio, Inc.	3,979,100	12,932,075
		61,847,808
CASINOS & GAMING—1.2%
Las Vegas Sands Corp.	548,800	30,870,000

COMMUNICATIONS EQUIPMENT—2.0%
Cisco Systems, Inc.	308,420	6,452,146
F5 Networks, Inc. *	244,600	18,694,778
QUALCOMM, Inc. +	464,817	28,642,024
		53,788,948
COMPUTER HARDWARE—5.4%
Apple, Inc.+	325,272	144,014,181

COMPUTER STORAGE & PERIPHERALS—0.8%
SanDisk Corp.*	418,698	21,956,523

CONSTRUCTION & ENGINEERING—1.3%
Chicago Bridge & Iron Co., NV #	258,900	13,926,231
Quanta Services, Inc. *	696,796	19,147,954
		33,074,185
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Caterpillar, Inc.	171,800	14,546,306
Joy Global, Inc.	22,700	1,283,004
Terex Corp. *	259,600	7,424,560
		23,253,870
CONSUMER FINANCE—1.4%
American Express Co.	264,100	18,067,081
Capital One Financial Corp. +	321,500	18,576,270
		36,643,351
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Alliance Data Systems Corp. *	106,700	18,327,859
Blackhawk Network Holdings, Inc. *	69,400	1,661,436
EVERTEC, Inc. *	79,900	1,601,995
Mastercard, Inc., Cl. A +	41,965	23,203,707
		44,794,997
DISTILLERS & VINTNERS—0.7%
Beam, Inc.	265,600	17,186,976

DIVERSIFIED CHEMICALS—1.1%
Eastman Chemical Co.	191,500	12,763,475
PPG Industries, Inc.	105,900	15,582,126
		28,345,601

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DRUG RETAIL—2.1%
CVS Caremark Corp.+	974,900	$56,719,682

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Eaton Corp., PLC	322,855	19,826,526

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Mosaic Co., /The	277,800	17,109,702

FOOTWEAR—0.2%
NIKE, Inc., Cl. B	84,800	5,393,280

GENERAL MERCHANDISE STORES—0.6%
Dollar General Corp.*	278,415	14,502,637

HEALTH CARE EQUIPMENT—1.0%
Covidien PLC +	335,612	21,425,470
Insulet Corp. *	211,801	5,345,857
		26,771,327
HEALTH CARE FACILITIES—1.6%
HCA Holdings, Inc.	807,300	32,203,197
Universal Health Services, Inc., Cl. B	164,480	10,952,723
		43,155,920
HEALTH CARE SERVICES—1.6%
Express Scripts, Inc.*+	713,200	42,342,684

HOME FURNISHING RETAIL—0.1%
Williams-Sonoma, Inc.	36,010	1,933,017

HOME IMPROVEMENT RETAIL—1.6%
Home Depot, Inc., /The	203,100	14,897,385
Lowe’s Companies, Inc. +	745,472	28,641,034
		43,538,419
HOMEBUILDING—0.1%
Standard Pacific Corp.*	313,100	2,833,555

HOTELS RESORTS & CRUISE LINES—0.6%
Wyndham Worldwide Corporation	258,800	15,548,704

HOUSEHOLD PRODUCTS—1.1%
Procter & Gamble Co., /The	366,800	28,159,236

HOUSEWARES & SPECIALTIES—0.6%
Samsonite International SA	6,080,800	14,951,053

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	474,300	15,566,526

HYPERMARKETS & SUPER CENTERS—0.6%
Costco Wholesale Corp.	155,000	16,806,650

INDUSTRIAL MACHINERY—0.3%
Ingersoll-Rand PLC	166,100	8,936,180

INTEGRATED TELECOMMUNICATION SERVICES—1.1%
Verizon Communications, Inc.	553,100	29,817,621

INTERNET RETAIL—2.3%
Amazon.com, Inc. *+	220,900	56,066,629

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—(CONT.)
Expedia, Inc.	71,900	$4,014,896
		60,081,525
INTERNET SOFTWARE & SERVICES—10.1%
Cornerstone OnDemand, Inc. *	95,200	3,453,856
DealerTrack Holdings, Inc. *	97,157	2,705,823
eBay, Inc. *+	899,100	47,103,849
Equinix, Inc. *	65,700	14,066,370
Facebook, Inc. *+	1,579,800	43,855,248
Google, Inc., Cl. A *+	110,809	91,369,777
LinkedIn Corp. *	60,100	11,544,609
Sina Corp. *	397,500	22,387,200
VistaPrint NV *	492,095	20,077,476
Yahoo! Inc. *	483,300	11,952,009
		268,516,217
INVESTMENT BANKING & BROKERAGE—1.7%
Goldman Sachs Group, Inc., /The	35,100	5,127,057
Morgan Stanley +	1,817,400	40,255,410
		45,382,467
IT CONSULTING & OTHER SERVICES—2.6%
Accenture Ltd.	36,600	2,980,704
International Business Machines Corp. +	329,213	66,678,801
		69,659,505
LEISURE FACILITIES—0.6%
SeaWorld Entertainment, Inc. *	134,100	4,505,760
Six Flags Entertainment Corp.	169,796	12,373,034
		16,878,794
LEISURE PRODUCTS—0.3%
Brunswick Corp.	286,100	9,057,926

LIFE SCIENCES TOOLS & SERVICES—0.5%
Thermo Fisher Scientific, Inc.	176,112	14,208,716

MANAGED HEALTH CARE—1.1%
UnitedHealth Group, Inc.	506,930	30,380,315

MOVIES & ENTERTAINMENT—2.6%
News Corp., Cl. A	438,200	13,571,054
Viacom, Inc., Cl. B +	589,842	37,743,990
Walt Disney Co., /The	283,700	17,827,708
		69,142,752
MULTI-LINE INSURANCE—0.4%
American International Group, Inc.*	249,600	10,338,432

OIL & GAS EQUIPMENT & SERVICES—2.1%
Cameron International Corp. *	335,200	20,631,560
Halliburton Company +	463,900	19,841,003
National Oilwell Varco, Inc.	221,066	14,417,924
		54,890,487
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Anadarko Petroleum Corp.	361,045	30,602,174

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Pioneer Natural Resources Co.	242,300	$29,616,329
		60,218,503
OIL & GAS REFINING & MARKETING—0.7%
Valero Energy Corp.	466,200	18,797,184

OTHER DIVERSIFIED FINANCIAL SERVICES—2.4%
Bank of America Corp.	994,400	12,241,064
Citigroup, Inc. +	1,081,600	50,467,456
JPMorgan Chase & Co.	39,953	1,958,097
		64,666,617
PAPER PRODUCTS—0.3%
International Paper Co.	162,400	7,629,552

PHARMACEUTICALS—4.5%
Actavis, Inc. *	239,000	25,269,470
Bristol-Myers Squibb Co.	458,590	18,215,195
Eli Lilly & Co.	340,300	18,845,814
Johnson & Johnson	79,400	6,767,262
Pfizer, Inc. +	1,438,799	41,825,887
Sanofi #	129,200	6,892,820
Zoetis, Inc.	25,000	825,500
		118,641,948
REGIONAL BANKS—0.4%
Zions Bancorporation	434,900	10,707,238

RESTAURANTS—1.8%
McDonald’s Corp.	286,161	29,228,485
Starbucks Corp.	298,300	18,148,572
		47,377,057
SECURITY & ALARM SERVICES—1.2%
ADT Corp., /The	222,810	9,723,428
Tyco International Ltd.	679,121	21,813,367
		31,536,795
SEMICONDUCTOR EQUIPMENT—1.4%
ASML Holding NV #	209,381	15,571,665
Lam Research Corp. *	438,875	20,284,802
		35,856,467
SEMICONDUCTORS—2.3%
Broadcom Corp., Cl. A	292,000	10,512,000
Intel Corp.	1,129,600	27,053,920
Microsemi Corp. *	323,966	6,738,493
NXP Semiconductor NV *	640,400	17,643,020
		61,947,433
SOFT DRINKS—2.4%
Coca-Cola Co., /The	671,700	28,433,061
PepsiCo, Inc. +	424,815	35,034,493
		63,467,554
SPECIALTY CHEMICALS—1.6%
Celanese Corp.	293,268	14,490,372

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—(CONT.)
Rockwood Holdings, Inc.	413,900	$26,857,971
		41,348,343
SPECIALTY STORES—0.2%
Dick’s Sporting Goods, Inc.	99,500	4,785,950

SYSTEMS SOFTWARE—1.2%
Microsoft Corp.	444,900	14,726,190
Red Hat, Inc. *	373,700	17,911,441
		32,637,631
TOBACCO—1.6%
Philip Morris International, Inc.+	446,894	42,718,597

TRADING COMPANIES & DISTRIBUTORS—1.2%
MRC Global, Inc. *+	450,500	13,492,475
United Rentals, Inc. *	99,700	5,245,217
WESCO International, Inc. *	182,900	13,112,101
		31,849,793
WIRELESS TELECOMMUNICATION SERVICES—0.4%
SBA Communications Corp., Cl. A *	69,700	5,505,603
Vodafone Group PLC #	179,500	5,490,905
		10,996,508
TOTAL COMMON STOCKS (Cost $2,378,229,084)		2,698,182,914

PREFERRED STOCKS—0.2%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.2%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $5,391,282)	194,990	4,974,195

MASTER LIMITED PARTNERSHIP —1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Blackstone Group LP	1,154,400	23,722,920
Carlyle Group LP, /The	170,900	5,550,832
		29,273,752
TOTAL MASTER LIMITED PARTNERSHIP (Cost $23,809,170)		29,273,752

REAL ESTATE INVESTMENT TRUST—2.7%
MORTGAGE—0.8%
Two Harbors Investment Corp.	1,777,522	21,294,714

RESIDENTIAL—1.1%
American Homes 4 Rent *(L2)(a)	1,161,550	20,733,668
Century Communities, Inc. *(L2)(a)	395,000	7,900,000
Silver Bay Realty Trust Corp.	86,789	1,655,934
		30,289,602

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.8%
Ryman Hospitality Properties	450,661	$20,036,388
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $64,429,304)		71,620,704

Total Investments (Cost $2,471,858,840)(b)	105.7%	2,804,051,565
Liabilities in Excess of Other Assets	(5.7)	(151,657,495)

NET ASSETS	100.0%	$2,652,394,070

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.1% of the net assets of the Fund.

(b)

At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,501,432,350, amounted to $302,619,215 which consisted of aggregate gross unrealized appreciation of $346,590,818 and aggregate gross unrealized depreciation of $43,971,603.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments (Continued) (Unaudited)- Securities Sold Short‡ April 30, 2013

	SHARES	VALUE
COMMON STOCKS—(7.1)%
BIOTECHNOLOGY—(0.1)%
Mesoblast Ltd.*	280,500	$1,710,036

COMMUNICATIONS EQUIPMENT—(0.2)%
Research In Motion Ltd.*	356,600	5,809,014

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(0.4)%
PACCAR, Inc.	225,700	11,235,346

DATA PROCESSING & OUTSOURCED SERVICES—(0.3)%
Syntel, Inc.	122,000	7,706,740

DIVERSIFIED BANKS—(1.0)%
HSBC Finance Corp.#	315,300	17,297,357
Comerica, Inc.	186,600	6,764,250
		24,061,607
DIVERSIFIED SUPPORT SERVICES—(0.2)%
KAR Auction Services, Inc.	265,400	5,936,998

ELECTRONIC COMPONENTS—(0.6)%
Amphenol Corp., Cl. A	215,000	16,236,800

HEALTH CARE EQUIPMENT—(0.4)%
Becton Dickinson and Co.	105,800	9,976,940

INDUSTRIAL MACHINERY—(0.4)%
Donaldson Co., Inc.	315,300	11,470,614

IT CONSULTING & OTHER SERVICES—(0.4)%
Infosys Technologies Ltd.#	230,300	9,612,722

LIFE & HEALTH INSURANCE—(0.1)%
Aflac, Inc.	69,100	3,761,804

MARKET INDICES—(0.8)%
iShares MSCI Japan Index Fund	125,953	1,473,650
iShares Russell 1000 Growth Index Fund	275,586	20,084,708
		21,558,358
OIL & GAS DRILLING—(0.2)%
Patterson-UTI Energy, Inc.	225,400	4,753,686

OIL & GAS EXPLORATION & PRODUCTION—(0.7)%
Cimarex Energy Co.	185,600	13,582,208
Marathon Oil Corp.	178,400	5,828,328
		19,410,536
PACKAGED FOODS & MEATS—(0.2)%
Campbell Soup Co.	142,200	6,599,502

REGIONAL BANKS—(0.1)%
Prosperity Bancshares, Inc.	64,400	2,958,536

SEMICONDUCTORS—(0.4)%
Taiwan Semiconductor Manufacturing Co., Ltd.#	528,100	10,076,148

SPECIALTY STORES—(0.5)%
Hibbett Sports, Inc.*	96,500	5,293,025
Ulta Salon, Cosmetics & Fragrance, Inc.*	80,800	7,082,120
		12,375,145
SYSTEMS SOFTWARE—(0.1)%
Oracle Corp.	80,600	2,642,068

TOTAL (proceeds $178,008,410)		$187,892,600

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—95.9%
AEROSPACE & DEFENSE—3.3%
General Dynamics Corp.	6,160	$455,594
Hexcel Corp. *	13,555	413,427
Honeywell International, Inc.	11,840	870,714
		1,739,735
AIR FREIGHT & LOGISTICS—3.1%
FedEx Corp.	7,810	734,218
United Parcel Service, Inc., Cl. B	10,510	902,178
		1,636,396
AUTO PARTS & EQUIPMENT—1.3%
BorgWarner, Inc. *	2,300	179,791
Johnson Controls, Inc.	14,910	521,999
		701,790
AUTOMOBILE MANUFACTURERS—1.5%
Tesla Motors, Inc.*	14,400	777,456

BROADCASTING & CABLE TV—1.8%
Discovery Communications, Inc., Series A*	11,780	928,500

COAL & CONSUMABLE FUELS—0.2%
Solazyme, Inc.*	12,305	111,975

COMMUNICATIONS EQUIPMENT—2.1%
Cisco Systems, Inc.	52,490	1,098,091

COMPUTER HARDWARE—5.4%
Apple, Inc.	6,460	2,860,165

COMPUTER STORAGE & PERIPHERALS—0.8%
EMC Corp.*	20,085	450,506

CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	15,315	445,207

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.9%
Cummins, Inc.	5,175	550,568
Lindsay Corp.	5,770	443,252
		993,820
CONSUMER FINANCE—1.2%
American Express Co.	9,600	656,736

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
Visa, Inc., Cl. A	6,480	1,091,621

DISTRIBUTORS—0.8%
LKQ Corp.*	17,050	410,564

DIVERSIFIED CHEMICALS—1.9%
Eastman Chemical Co.	15,060	1,003,749

DIVERSIFIED SUPPORT SERVICES—1.0%
EnerNOC, Inc.*	30,050	526,476

ELECTRIC UTILITIES—3.8%
Duke Energy Corp.	12,695	954,664
ITC Holdings Corp.	11,650	1,074,363
		2,029,027

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Acuity Brands Inc.	3,695	$269,587
Solarcity Corp. *	5,190	140,234
		409,821
ELECTRONIC COMPONENTS—0.3%
Universal Display Corp.*	4,780	150,283

ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
Itron, Inc.*	11,050	438,132

ELECTRONIC MANUFACTURING SERVICES—0.9%
Trimble Navigation Ltd.*	17,070	490,592

ENVIRONMENTAL & FACILITIES SERVICES—5.0%
Clean Harbors, Inc. *	5,905	336,408
Covanta Holding Corp.	37,680	753,600
Tetra Tech, Inc. *	30,910	812,624
Waste Management, Inc.	17,735	726,780
		2,629,412
FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Monsanto Co.	3,060	326,869

FOOD DISTRIBUTORS—1.2%
United Natural Foods, Inc.*	12,740	636,236

FOOD RETAIL—1.3%
Whole Foods Market, Inc.	7,955	702,586

HEALTH CARE SERVICES—1.3%
Express Scripts, Inc.*	11,735	696,707

HOUSEHOLD PRODUCTS—2.0%
Procter & Gamble Co., /The	14,149	1,086,219

HYPERMARKETS & SUPER CENTERS—0.8%
Wal-Mart Stores, Inc.	5,240	407,253

INDUSTRIAL CONGLOMERATES—1.6%
General Electric Co.	38,430	856,605

INDUSTRIAL GASES—0.7%
Praxair, Inc.	3,050	348,615

INDUSTRIAL MACHINERY—3.5%
Chart Industries, Inc. *	1,345	114,069
ExOne Co., /The *	13,535	519,744
Pall Corp.	9,055	604,059
Woodward Governor Co.	17,545	631,445
		1,869,317
INTERNET RETAIL—2.1%
Amazon.com, Inc.*	4,345	1,102,804

INTERNET SOFTWARE & SERVICES—5.1%
eBay, Inc. *	18,100	948,259
Google, Inc., Cl. A *	2,135	1,760,457
		2,708,716

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—1.3%
Goldman Sachs Group, Inc., /The	4,815	$703,327

IT CONSULTING & OTHER SERVICES—2.3%
International Business Machines Corp.	6,080	1,231,443

LIFE SCIENCES TOOLS & SERVICES—0.8%
Life Technologies Corp.*	5,485	404,190

METAL & GLASS CONTAINERS—2.3%
Berry Plastics Group, Inc. *	32,600	619,400
Crown Holdings, Inc. *	13,500	576,180
		1,195,580
MOVIES & ENTERTAINMENT—1.8%
Walt Disney Co., /The	15,470	972,135

PACKAGED FOODS & MEATS—1.5%
General Mills, Inc.	16,125	813,022

PHARMACEUTICALS—5.5%
Johnson & Johnson	15,690	1,337,259
Merck & Co., Inc.	7,775	365,425
Pfizer, Inc.	41,647	1,210,678
		2,913,362
RAILROADS—1.0%
Norfolk Southern Corp.	6,575	509,036

RESTAURANTS—4.0%
Chipotle Mexican Grill, Inc. *	775	281,472
McDonald’s Corp.	10,255	1,047,446
Starbucks Corp.	13,020	792,137
		2,121,055
SEMICONDUCTORS—6.9%
Broadcom Corp., Cl. A	17,690	636,840
ChipMOS TECHNOLOGIES Bermuda Ltd.	22,060	324,944
Cree, Inc. *	16,970	959,993
First Solar, Inc. *	21,240	988,934
Intel Corp.	30,230	724,009
		3,634,720
SOFT DRINKS—2.9%
Coca-Cola Co., /The	35,700	1,511,181

SPECIALTY CHEMICALS—2.5%
Celanese Corp.	12,790	631,954
Rockwood Holdings, Inc.	10,710	694,972
		1,326,926
SYSTEMS SOFTWARE—2.1%
Microsoft Corp.	33,845	1,120,269

TOTAL COMMON STOCKS (Cost $38,340,505)		50,778,227

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—0.3%
ENVIRONMENTAL & FACILITIES SERVICES—0.3%
Covanta Holding Corp., 3.25%, 6/1/14(L2)(a) (Cost $110,000)	$110,000	$142,519

Total Investments (Cost $38,450,505)(b)	96.2%	50,920,746
Other Assets in Excess of Liabilities	3.8	2,007,377
NET ASSETS	100.0%	$52,928,123

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

(a)              Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.3% of the net assets of the Fund.

(b)              At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $38,491,674, amounted to $12,429,072 which consisted of aggregate gross unrealized appreciation of $13,190,271 and aggregate gross unrealized depreciation of $761,199.

(L2)       Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—94.7%
ADVERTISING—1.5%
Lamar Advertising Co., Cl. A*	1,458	$68,264

AEROSPACE & DEFENSE—2.5%
Honeywell International, Inc.	818	60,156
Precision Castparts Corp.	281	53,752
		113,908
APPAREL ACCESSORIES & LUXURY GOODS—6.5%
Fifth & Pacific Cos, Inc. *	2,740	56,499
Fossil, Inc. *	432	42,388
Michael Kors Holdings Ltd. *	1,113	63,374
PVH Corp.	558	64,399
Ralph Lauren Corp.	418	75,900
		302,560
APPAREL RETAIL—1.6%
L Brands, Inc.	594	29,943
Urban Outfitters, Inc. *	1,047	43,388
		73,331
APPLICATION SOFTWARE—2.7%
Cadence Design Systems, Inc. *	2,177	30,042
Nuance Communications, Inc. *	2,197	41,831
Salesforce.com, Inc. *	1,346	55,334
		127,207
AUTO PARTS & EQUIPMENT—3.3%
American Axle & Manufacturing Holdings, Inc. *	4,132	55,245
Delphi Automotive PLC	1,122	51,848
WABCO Holdings, Inc. *	670	48,394
		155,487
BIOTECHNOLOGY—5.1%
Alkermes PLC *	571	17,478
Amgen, Inc.	358	37,307
Cepheid, Inc. *	659	25,128
Gilead Sciences, Inc. *	1,073	54,337
Idenix Pharmaceuticals, Inc. *	825	3,053
Medivation, Inc. *	733	38,636
Onyx Pharmaceuticals, Inc. *	65	6,162
Synageva BioPharma Corp. *	386	19,952
Vertex Pharmaceuticals, Inc. *	468	35,952
		238,005
BROADCASTING—2.6%
CBS Corp., Cl. B	1,327	60,750
Scripps Networks Interactive, Inc., Cl. A	896	59,656
		120,406
CABLE & SATELLITE—1.3%
Comcast Corporation, Cl. A	1,447	59,761

CASINOS & GAMING—1.6%
Las Vegas Sands Corp.	1,321	74,306

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—3.3%
Cisco Systems, Inc.	2,358	$49,329
F5 Networks, Inc. *	736	56,253
JDS Uniphase Corp. *	3,674	49,599
		155,181
CONSTRUCTION & ENGINEERING—2.0%
Chicago Bridge & Iron Co., NV #	982	52,822
Quanta Services, Inc. *	1,443	39,653
		92,475
CONSTRUCTION MATERIALS—1.1%
Eagle Materials Inc.	785	53,184

CONSUMER FINANCE—1.3%
American Express Co.	399	27,295
Capital One Financial Corp.	565	32,646
		59,941
DATA PROCESSING & OUTSOURCED SERVICES—2.2%
Alliance Data Systems Corp. *	285	48,954
Mastercard, Inc., Cl. A	93	51,423
		100,377
DISTILLERS & VINTNERS—1.3%
Beam, Inc.	952	61,604

DIVERSIFIED CHEMICALS—3.1%
Eastman Chemical Co.	1,008	67,183
PPG Industries, Inc.	513	75,483
		142,666
DRUG RETAIL—0.8%
CVS Caremark Corp.	665	38,690

ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
Eaton Corp., PLC	1,181	72,525

ELECTRONIC COMPONENTS—0.8%
Universal Display Corp.*	1,203	37,822

ELECTRONIC EQUIPMENT MANUFACTURERS—1.2%
OSI Systems, Inc.*	959	54,951

FERTILIZERS & AGRICULTURAL CHEMICALS—1.2%
Mosaic Co., /The	869	53,522

FOOD RETAIL—1.1%
Whole Foods Market, Inc.	565	49,901

GENERAL MERCHANDISE STORES—0.9%
Dollar General Corp.*	773	40,266

HEALTH CARE EQUIPMENT—1.0%
CR Bard, Inc.	289	28,715
HeartWare International, Inc. *	89	8,651
Insulet Corp. *	318	8,026
		45,392
HEALTH CARE SERVICES—2.2%
Accretive Health, Inc. *	629	6,630

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—(CONT.)
Express Scripts, Inc. *	1,644	$97,604
		104,234
HEALTH CARE TECHNOLOGY—0.6%
Agilent Technologies, Inc.	206	8,536
Greenway Medical Technologies *	1,576	21,229
		29,765
HOTELS RESORTS & CRUISE LINES—1.9%
Marriott Vacations Worldwide Corp. *	939	42,705
Wyndham Worldwide Corporation	760	45,661
		88,366
HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	635	48,749

HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	619	49,706

HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
On Assignment, Inc. *	1,771	42,982
Robert Half International, Inc.	1,634	53,628
		96,610
HYPERMARKETS & SUPER CENTERS—1.2%
Costco Wholesale Corp.	526	57,034

INDUSTRIAL MACHINERY—2.1%
ExOne Co., /The *	1,148	44,083
Ingersoll-Rand PLC	966	51,971
		96,054
INTERNET SOFTWARE & SERVICES—3.1%
Cornerstone OnDemand, Inc. *	1,471	53,368
E2open, Inc. *	2,496	35,468
Equinix, Inc. *	257	55,024
		143,860
IT CONSULTING & OTHER SERVICES—0.2%
Cognizant Technology Solutions Corp., Cl. A*	114	7,387

LIFE & HEALTH INSURANCE—1.5%
Lincoln National Corp.	2,072	70,469

LIFE SCIENCES TOOLS & SERVICES—0.4%
Charles River Laboratories International Inc. *	336	14,613
PerkinElmer, Inc.	208	6,375
		20,988
MOVIES & ENTERTAINMENT—2.6%
News Corp., Cl. A	2,045	63,334
Viacom, Inc., Cl. B	868	55,543
		118,877
OIL & GAS EQUIPMENT & SERVICES—1.1%
Cameron International Corp.*	798	49,117

OIL & GAS EXPLORATION & PRODUCTION—3.5%
Anadarko Petroleum Corp.	735	62,299

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Kodiak Oil & Gas Corp. *	2,200	$17,226
Pioneer Natural Resources Co.	385	47,059
Whitinig Petroleum Corp. *	779	34,665
		161,249
OIL & GAS REFINING & MARKETING—0.8%
Tesoro Corp.	735	39,249

PACKAGED FOODS & MEATS—2.0%
B&G Foods, Inc.	1,317	40,643
ConAgra Foods, Inc.	1,419	50,190
		90,833
PHARMACEUTICALS—3.3%
AbbVie, Inc.	572	26,341
Actavis, Inc. *	990	104,673
Eli Lilly & Co.	412	22,816
		153,830
SECURITY & ALARM SERVICES—1.4%
Tyco International Ltd.	2,054	65,974

SOFT DRINKS—1.1%
PepsiCo, Inc.	639	52,698

SPECIALIZED FINANCE—0.7%
IntercontinentalExchange, Inc.*	197	32,097

SPECIALTY CHEMICALS—2.7%
Celanese Corp.	1,255	62,010
Rockwood Holdings, Inc.	989	64,176
		126,186
SPECIALTY STORES—2.2%
Dick’s Sporting Goods, Inc.	832	40,019
Tractor Supply Co.	571	61,194
		101,213
SYSTEMS SOFTWARE—3.4%
CommVault Systems, Inc. *	708	52,066
Fortinet, Inc. *	1,494	26,832
Infoblox, Inc. *	2,241	49,549
Red Hat, Inc. *	601	28,806
		157,253
TRADING COMPANIES & DISTRIBUTORS—0.9%
WESCO International, Inc.*	610	43,731

TOTAL COMMON STOCKS (Cost $3,892,512)		4,397,261

MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
KKR & Co., LP	2,229	46,809

TOTAL MASTER LIMITED PARTNERSHIP (Cost $30,837)		46,809

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—1.7%
RESIDENTIAL—0.8%
Silver Bay Realty Trust Corp.	1,853	$35,355

SPECIALIZED—0.9%
Ryman Hospitality Properties	979	43,526

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $77,456)		78,881

Total Investments (Cost $4,000,805)(a)	97.4%	4,522,951
Other Assets in Excess of Liabilities	2.6	118,372
NET ASSETS	100.0%	$4,641,323

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depositary Receipts.

(a)         At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,004,698, amounted to $518,253 which consisted of aggregate gross unrealized appreciation of $557,880 and aggregate gross unrealized depreciation of $39,627.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—82.6%
ADVERTISING—3.0%
Lamar Advertising Co., Cl. A*+	30,710	$1,437,842

AEROSPACE & DEFENSE—1.0%
Honeywell International, Inc.	6,670	490,512

AIR FREIGHT & LOGISTICS—1.3%
FedEx Corp. +	3,265	306,943
United Parcel Service, Inc., Cl. B +	3,915	336,063
		643,006
AIRLINES—0.6%
Copa Holdings SA	2,150	269,997

APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Michael Kors Holdings Ltd. *	8,750	498,225
PVH Corp.	3,445	397,588
		895,813
APPLICATION SOFTWARE—1.4%
Cadence Design Systems, Inc. *+	32,543	449,093
Workday, Inc. *	4,000	250,600
		699,693
AUTO PARTS & EQUIPMENT—0.8%
Delphi Automotive PLC	8,175	377,767

BIOTECHNOLOGY—3.2%
Amgen, Inc.	4,345	452,793
Gilead Sciences, Inc. *	8,735	442,340
Merrimack Pharmaceuticals, Inc. *	68,673	337,871
Vertex Pharmaceuticals, Inc. *	4,355	334,551
		1,567,555
BROADCASTING—1.9%
CBS Corp., Cl. B +	14,440	661,063
Scripps Networks Interactive, Inc., Cl. A	3,825	254,669
		915,732
CABLE & SATELLITE—2.5%
AMC Networks, Inc. *	7,715	486,122
Comcast Corporation, Cl. A	17,300	714,490
		1,200,612
CASINOS & GAMING—1.0%
Wynn Resorts Ltd.	3,635	499,086

COMMUNICATIONS EQUIPMENT—0.4%
F5 Networks, Inc.*	2,775	212,093

COMPUTER HARDWARE—4.3%
Apple, Inc.+	4,715	2,087,566

COMPUTER STORAGE & PERIPHERALS—1.0%
SanDisk Corp.*	9,015	472,747

CONSTRUCTION & ENGINEERING—1.4%
Chicago Bridge & Iron Co., NV #	5,080	273,253
Quanta Services, Inc. *+	15,595	428,551
		701,804

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION MATERIALS—0.5%
Eagle Materials Inc.	3,595	$243,561

CONSUMER FINANCE—2.4%
American Express Co.	11,565	791,162
Capital One Financial Corp. +	6,690	386,548
		1,177,710
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Blackhawk Network Holdings, Inc. *	1,235	29,566
Mastercard, Inc., Cl. A	365	201,819
		231,385
DIVERSIFIED CHEMICALS—1.2%
Eastman Chemical Co.	8,850	589,853

DRUG RETAIL—1.5%
CVS Caremark Corp.+	12,590	732,486

HEALTH CARE FACILITIES—2.3%
HCA Holdings, Inc. +	21,680	864,815
Tenet Healthcare Corporation *	5,308	240,771
		1,105,586
HEALTH CARE SERVICES—0.5%
Express Scripts, Inc.*+	4,180	248,167

HEALTH CARE TECHNOLOGY—0.4%
HMS Holdings Corp.*	7,595	191,470

HOME IMPROVEMENT RETAIL—0.9%
Lowe’s Companies, Inc.+	11,840	454,893

HOMEBUILDING—1.7%
Lennar Corp., Cl. A	9,465	390,147
Standard Pacific Corp. *	29,200	264,260
Taylor Morrison Home Corp., Cl. A *	6,850	176,593
		831,000
HOTELS RESORTS & CRUISE LINES—1.8%
Marriott Vacations Worldwide Corp. *	8,435	383,624
Wyndham Worldwide Corporation	8,080	485,446
		869,070
HOUSEWARES & SPECIALTIES—0.2%
Samsonite International SA	48,495	119,236

INTERNET RETAIL—1.4%
Amazon.com, Inc.*+	2,595	658,637

INTERNET SOFTWARE & SERVICES—11.3%
E2open, Inc. *	45,735	649,894
eBay, Inc. *+	17,855	935,424
Facebook, Inc. *	37,125	1,030,590
Google, Inc., Cl. A *+	1,730	1,426,506
Sina Corp. *	8,725	491,392
Tencent Holdings Ltd.	13,260	454,525
VistaPrint NV *	11,825	482,460
		5,470,791

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley+	23,090	$511,444

LEISURE FACILITIES—0.2%
SeaWorld Entertainment, Inc.*	2,475	83,160

MANAGED HEALTH CARE—0.5%
Molina Healthcare, Inc.*	7,525	249,830

MOTORCYCLE MANUFACTURERS—0.5%
Harley-Davidson, Inc.	4,455	243,466

MOVIES & ENTERTAINMENT—2.1%
Lions Gate Entertainment Corp. *	12,750	316,327
News Corp., Cl. A +	22,545	698,219
		1,014,546
OFFICE SERVICES & SUPPLIES—0.2%
West Corp.	5,165	108,465

OIL & GAS EQUIPMENT & SERVICES—2.1%
Cameron International Corp. *+	7,195	442,852
Halliburton Company +	7,670	328,046
National Oilwell Varco, Inc.	3,710	241,966
		1,012,864
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Anadarko Petroleum Corp. +	7,060	598,406
Pioneer Natural Resources Co.	2,940	359,356
Plains Exploration & Production Co. *	4,760	215,152
Whitinig Petroleum Corp. *	7,965	354,442
		1,527,356
OIL & GAS REFINING & MARKETING—0.5%
Valero Energy Corp.	6,085	245,347

OTHER DIVERSIFIED FINANCIAL SERVICES—1.5%
Bank of America Corp.	19,555	240,722
Citigroup, Inc.	10,395	485,031
		725,753
PACKAGED FOODS & MEATS—1.9%
ConAgra Foods, Inc.+	26,495	937,128

PHARMACEUTICALS—4.7%
AbbVie, Inc.	11,550	531,878
Actavis, Inc. *	3,845	406,532
Bristol-Myers Squibb Co. +	8,225	326,697
Eli Lilly & Co.	6,745	373,538
Pfizer, Inc. +	22,790	662,505
		2,301,150
PROPERTY & CASUALTY INSURANCE—0.5%
ACE Ltd.	2,545	226,861

RESEARCH & CONSULTING SERVICES—1.0%
Verisk Analytics, Inc., Cl. A*+	7,930	486,030

SECURITY & ALARM SERVICES—0.6%
Tyco International Ltd.	9,025	289,883

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—1.0%
ASML Holding NV #	2,845	$211,583
Lam Research Corp. *	5,565	257,214
		468,797
SEMICONDUCTORS—2.7%
Microsemi Corp. *	22,915	476,632
NXP Semiconductor NV *	13,440	370,272
Skyworks Solutions, Inc. *	20,110	443,828
		1,290,732
SOFT DRINKS—0.9%
PepsiCo, Inc.	5,390	444,513

SPECIALTY CHEMICALS—2.2%
Celanese Corp.	7,020	346,858
Rockwood Holdings, Inc.	7,245	470,128
Valspar Corp., /The	3,700	236,134
		1,053,120
SYSTEMS SOFTWARE—2.3%
Microsoft Corp.	24,530	811,943
Red Hat, Inc. *	6,505	311,785
		1,123,728
TOBACCO—0.4%
Philip Morris International, Inc.	2,275	217,467

TRADING COMPANIES & DISTRIBUTORS—0.4%
MRC Global, Inc.*	5,975	178,951

TOTAL COMMON STOCKS (Cost $37,327,587)		40,136,261

PREFERRED STOCKS—0.3%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $140,753)	5,075	129,463

RIGHTS—0.0%
BIOTECHNOLOGY—0.0%
Adolor Corp., CPR*(L3)(a) (Cost $—)	49,870	25,932

MASTER LIMITED PARTNERSHIP —2.8%
ASSET MANAGEMENT & CUSTODY BANKS—2.8%
Blackstone Group LP	48,995	1,006,847
Och-Ziff Capital Management Group LLC, Cl. A	32,730	335,810
		1,342,657
TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,304,795)		1,342,657

REAL ESTATE INVESTMENT TRUST—1.8%
RESIDENTIAL—1.1%
American Homes 4 Rent*(L2)(b)	29,900	533,715

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.7%
Ryman Hospitality Properties	8,082	$359,326

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $822,908)		893,041

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
SPDR S&P 500 ETF Trust/ May/ 152* (Cost $15,842)	60	1,440

Total Investments (Cost $39,611,885)(c)	87.5%	42,528,794
Other Assets in Excess of Liabilities	12.5	6,075,756
NET ASSETS	100.0%	$48,604,550

‡               Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+                    All or a portion of this security is held as collateral for securities sold short.

*                      Non-income producing security.

#                      American Depositary Receipts.

(L3)       Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

(a)              Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.1% of the net assets of the Fund.

(L2)       Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

(b)              Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.1% of the net assets of the Fund.

(c)               At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $39,792,069, amounted to $2,736,725 which consisted of aggregate gross unrealized appreciation of $3,526,749 and aggregate gross unrealized depreciation of $790,024.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short ‡ (Continued) (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—(21.2)%
AEROSPACE & DEFENSE—(0.2)%
Northrop Grumman Corp.	1,250	$94,675

APPAREL ACCESSORIES & LUXURY GOODS—(1.1)%
Iconix Brand Group, Inc.*	8,055	230,776
Lululemon Athletica, Inc.*	3,945	300,333
		531,109
ASSET MANAGEMENT & CUSTODY BANKS—(1.1)%
Bank New York Mellon Corp.	8,465	238,882
Northern Trust Corp.	1,465	78,993
Waddell & Reed Financial Inc., Cl. A	5,530	237,071
		554,946
AUTOMOBILE MANUFACTURERS—(0.2)%
Ford Motor Co.	5,390	73,897

BIOTECHNOLOGY—(0.8)%
Mesoblast Ltd.*	15,930	97,115
Celgene Corp.*	1,875	221,382
Myriad Genetics, Inc.*	2,765	77,005
		395,502
COMMUNICATIONS EQUIPMENT—(0.4)%
Research In Motion Ltd.*	12,680	206,557

COMPUTER HARDWARE—(0.2)%
Dell, Inc.	7,230	96,882

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(0.7)%
PACCAR, Inc.	7,315	364,141

CONSUMER ELECTRONICS—(0.3)%
Sony Corp.#	8,020	131,769

DATA PROCESSING & OUTSOURCED SERVICES—(0.4)%
Syntel, Inc.	3,320	209,724

DEPARTMENT STORES—(0.7)%
Kohl’s Corp.	2,660	125,180
Nordstrom, Inc.	4,200	237,678
		362,858
DIVERSIFIED BANKS—(1.0)%
HSBC Finance Corp.#	6,030	330,805
Comerica, Inc.	4,130	149,713
		480,518
ELECTRONIC COMPONENTS—(0.5)%
Amphenol Corp., Cl. A	3,050	230,336

ELECTRONIC MANUFACTURING SERVICES—(0.3)%
Benchmark Electronics, Inc.*	7,150	127,556

EXCHANGE TRADED FUNDS—(1.9)%
iShares Russell 2000 Index Fund	5,768	542,999
SPDR S&P 500 ETF Trust	1,983	316,645
		859,644
HEALTH CARE EQUIPMENT—(1.4)%
DiaSorin SpA	5,615	210,584
Elekta AB	6,425	98,759
Abbott Laboratories	1,535	56,672
Becton Dickinson and Co.	2,105	198,502
Varian Medical Systems, Inc.*	1,695	110,412
		674,929
HEALTH CARE SUPPLIES—(0.5)%
DENTSPLY International, Inc.	6,240	264,264

INDUSTRIAL CONGLOMERATES—(0.3)%
3M Co.	1,180	123,558

	SHARES	VALUE
COMMON STOCKS (CONT.)—(21.2)%
INDUSTRIAL MACHINERY—(1.0)%
SKF AB	8,000	$186,088
Donaldson Co., Inc.	8,755	318,507
		504,595
INTEGRATED OIL & GAS—(0.5)%
Husky Energy, Inc.	4,720	136,471
BP PLC#	2,950	128,620
		265,091
INTERNET SOFTWARE & SERVICES—(0.3)%
Akamai Technologies, Inc.*	2,850	125,144

IT CONSULTING & OTHER SERVICES—(0.4)%
Infosys Technologies Ltd.#	4,290	179,065

LEISURE FACILITIES—(0.4)%
Vail Resorts, Inc.	3,255	196,277

LIFE & HEALTH INSURANCE—(0.4)%
Aflac, Inc.	3,615	196,801

MARINE—(0.2)%
Diana Shipping, Inc.*	7,790	73,927

OIL & GAS DRILLING—(0.5)%
Patterson-UTI Energy, Inc.	11,670	246,120

OIL & GAS EXPLORATION & PRODUCTION—(1.5)%
Cimarex Energy Co.	2,970	217,344
Marathon Oil Corp.	5,995	195,857
SPDR S&P Oil & Gas Exploration & Production ETF	5,265	302,052
		715,253
PACKAGED FOODS & MEATS—(0.2)%
Campbell Soup Co.	2,605	120,898

PHARMACEUTICALS—(0.3)%
Perrigo Co.	1,405	167,771

PROPERTY & CASUALTY INSURANCE—(0.2)%
Allstate Corp., /The	2,435	119,948

RESTAURANTS—(0.6)%
Panera Bread Co., Cl. A*	1,060	187,864
Texas Roadhouse, Inc.	4,860	114,210
		302,074
SEMICONDUCTORS—(1.5)%
Taiwan Semiconductor Manufacturing Co., Ltd.#	11,600	221,328
Linear Technology Corp.	13,455	491,107
		712,435
SPECIALIZED CONSUMER SERVICES—(0.2)%
Weight Watchers International, Inc.	2,330	98,256

SPECIALTY STORES—(0.7)%
Ulta Salon, Cosmetics & Fragrance, Inc.*	3,995	350,162

SYSTEMS SOFTWARE—(0.3)%
Oracle Corp.	4,820	158,000

TOTAL (proceeds $9,434,247)		$10,314,682

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—96.4%
BRAZIL—11.2%
CONSTRUCTION & ENGINEERING—1.3%
Mills Estruturas e Servicos de Engenharia SA	6,363	$104,568
TPI - Triunfo Participacoes e Investimentos SA	11,700	66,607
		171,175
DIVERSIFIED BANKS—1.9%
Itau Unibanco Holding SA#	14,900	250,767

DIVERSIFIED METALS & MINING—0.9%
Vale SA#	7,350	125,612

EDUCATION SERVICES—0.3%
Anhanguera Educacional Participacoes SA	2,431	43,754

INTEGRATED OIL & GAS—0.9%
Petroleo Brasileiro SA	12,321	117,929

MULTI-LINE INSURANCE—1.0%
BB Seguridade Participacoes SA*	15,000	127,302

PACKAGED FOODS & MEATS—2.1%
BRF SA	5,800	143,873
M Dias Branco SA	3,000	134,170
		278,043
PAPER PACKAGING—1.0%
Klabin SA	19,474	130,816

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
BR Malls Participacoes SA	7,267	85,791

STEEL—0.7%
Gerdau SA	12,100	94,647

WIRELESS TELECOMMUNICATION SERVICES—0.5%
Tim Participacoes SA	15,000	62,752

TOTAL BRAZIL (Cost $1,534,238)		1,488,588

CAYMAN ISLANDS—0.7%
OIL & GAS EQUIPMENT & SERVICES—0.7%
Anton Oilfield Services Group/Hong Kong (Cost $85,913)	122,000	97,473

CHILE—0.6%
DEPARTMENT STORES—0.6%
Empresas La Polar SA* (Cost $87,691)	199,397	80,064

CHINA—9.5%
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Anta Sports Products Ltd.	123,000	102,710

AUTOMOBILE MANUFACTURERS—1.0%
Great Wall Motor Co., Ltd.	30,000	130,088

DIVERSIFIED METALS & MINING—1.6%
Tiangong International Co., Ltd.	731,377	206,404

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
HEALTH CARE DISTRIBUTORS—0.7%
Sinopharm Group Co., Ltd.	30,000	$89,110

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.2%
Huaneng Power International, Inc.	136,000	157,204

INDUSTRIAL MACHINERY—0.8%
Airtac International Group	21,000	111,445

INTEGRATED OIL & GAS—0.8%
China Petroleum & Chemical Corp.	96,000	105,030

INTERNET SOFTWARE & SERVICES—1.0%
Sina Corp.*	2,500	140,800

LIFE & HEALTH INSURANCE—0.9%
Ping An Insurance Group Co., of China Ltd.	15,500	122,640

OIL & GAS EXPLORATION & PRODUCTION—0.7%
CNOOC Ltd.	50,000	93,040

TOTAL CHINA (Cost $1,193,174)		1,258,471

COLOMBIA—3.0%
CONSTRUCTION MATERIALS—1.1%
Cementos Argos SA	11,489	51,305
Cemex Latam Holdings SA *	13,063	91,616
		142,921
ELECTRIC UTILITIES—0.6%
Empresa de Energia de Bogota SA	109,031	81,545

INTEGRATED OIL & GAS—1.3%
Pacific Rubiales Energy Corp.	8,313	175,635

TOTAL COLOMBIA (Cost $422,251)		400,101

CYPRUS—0.7%
RAILROADS—0.7%
Globaltrans Investment PLC.(a) (Cost $122,961)	6,515	92,513

HONG KONG—8.4%
APPAREL RETAIL—0.6%
Sitoy Group Holdings Ltd.	159,000	72,123

CONSTRUCTION & ENGINEERING—1.2%
China State Construction International Holdings Ltd.	114,000	166,003

CONSUMER ELECTRONICS—0.5%
Haier Electronics Group Co., Ltd.*	34,000	60,726

DIVERSIFIED CAPITAL MARKETS—0.7%
Digital China Holdings Ltd.	77,000	97,043

LIFE & HEALTH INSURANCE—1.1%
AIA Group Ltd.	31,600	140,284

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—0.9%
Kunlun Energy Co., Ltd.	62,000	$121,601

PACKAGED FOODS & MEATS—0.7%
China Mengniu Dairy Co., Ltd.	34,000	95,952

REAL ESTATE DEVELOPMENT—1.3%
China Overseas Land & Investment Ltd.	57,000	174,450

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
China Overseas Grand Oceans Group Ltd.	114,000	179,225

TOTAL HONG KONG (Cost $1,009,878)		1,107,407

INDIA—7.0%
CABLE & SATELLITE—1.0%
Dish TV India Ltd.*	108,675	137,855

CONSTRUCTION & ENGINEERING—1.2%
Larsen & Toubro Ltd.	5,655	159,480

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Tata Motors Ltd.#	3,700	101,898

DISTILLERS & VINTNERS—0.6%
United Spirits Ltd.	2,064	85,386

DIVERSIFIED BANKS—1.2%
HDFC Bank Ltd.	12,673	161,018

HOMEFURNISHING RETAIL—1.0%
TTK Prestige Ltd.	2,043	133,079

TOBACCO—1.2%
ITC Ltd.	26,294	160,428

TOTAL INDIA (Cost $823,140)		939,144

INDONESIA—2.9%
ALTERNATIVE CARRIERS—1.3%
Tower Bersama Infrastructure Tbk PT*	293,600	170,619

DEPARTMENT STORES—1.0%
Matahari Department Store Tbk PT*	112,500	140,010

DISTRIBUTORS—0.6%
Erajaya Swasembada Tbk PT*	240,500	77,301

TOTAL INDONESIA (Cost $313,928)		387,930

ITALY—0.7%
APPAREL RETAIL—0.7%
Prada SpA (Cost $96,378)	10,700	95,278

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LAOS—0.4%
AUTOMOBILE MANUFACTURERS—0.4%
Kolao Holdings (Cost $30,698)	1,786	$48,638

MALAYSIA—3.4%
DIVERSIFIED BANKS—0.7%
CIMB Group Holdings Berhad	36,300	92,346

HEALTH CARE PROVIDERS & SERVICE—1.1%
IHH Healthcare Bhd*	119,522	147,316

OIL & GAS EQUIPMENT & SERVICES—1.6%
Dialog Group BHD	130,700	101,811
Sapurakencana Petroleum Bhd *	101,400	105,982
		207,793
TOTAL MALAYSIA (Cost $418,814)		447,455

MEXICO—5.9%
CONSTRUCTION MATERIALS—0.8%
Cemex SAB de CV#*	8,736	98,280

DEPARTMENT STORES—0.8%
El Puerto de Liverpool SAB de CV	8,000	101,171

DIVERSIFIED BANKS—0.9%
Banregio Grupo Financiero SAB de CV*	22,500	123,956

OIL & GAS EXPLORATION & PRODUCTION—1.1%
Infraestructura Energetica Nova SAB de CV*	43,000	146,917

REAL ESTATE INVESTMENT TRUSTS—1.2%
Fibra Uno Administracion SA de CV	42,600	163,687

RESTAURANTS—1.1%
Alsea SAB de CV*	50,132	152,336

TOTAL MEXICO (Cost $548,567)		786,347

PERU—1.7%
DIVERSIFIED BANKS—1.2%
Credicorp Ltd.	1,100	165,649

DIVERSIFIED METALS & MINING—0.5%
Cia de Minas Buenaventura SA#	3,400	68,068

TOTAL PERU (Cost $243,123)		233,717

PHILIPPINES—1.1%
DIVERSIFIED BANKS—1.1%
BDO Unibank, Inc.* (Cost $104,832)	65,198	145,201

RUSSIA—6.3%
DIVERSIFIED BANKS—0.8%
Sberbank of Russia#*	8,045	102,444

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RUSSIA—(CONT.)
FOOD RETAIL—1.2%
Magnit OJSC*,(a)	3,227	$164,577

HOMEBUILDING—0.7%
Etalon Group Ltd.*,(a)	21,177	91,061

INTEGRATED OIL & GAS—1.8%
Lukoil OAO #	2,406	152,540
Surgutneftegas OAO #	10,145	86,233
		238,773
INTERNET SOFTWARE & SERVICES—1.8%
Mail.ru Group Ltd. (a)	5,844	157,788
Yandex NV *	3,000	77,220
		235,008
TOTAL RUSSIA (Cost $874,297)		831,863

SOUTH AFRICA—3.5%
DIVERSIFIED METALS & MINING—0.9%
African Rainbow Minerals Ltd.	5,797	114,255

HEALTH CARE FACILITIES—0.8%
Life Healthcare Group Holdings Ltd.	24,867	105,044

OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
FirstRand Ltd.	34,620	120,281

PHARMACEUTICALS—0.9%
Aspen Pharmacare Holdings Ltd.	5,813	126,243

TOTAL SOUTH AFRICA (Cost $372,487)		465,823

SOUTH KOREA—12.9%
AUTOMOBILE MANUFACTURERS—0.8%
Hyundai Motor Co.	619	112,100

BROADCASTING—1.0%
KT Skylife Co., Ltd.	3,470	134,030

COMMODITY CHEMICALS—0.6%
LG Chem Ltd.	365	86,147

CONSTRUCTION & ENGINEERING—0.9%
Doosan Heavy Industries and Construction Co., Ltd.	3,270	121,555

DIVERSIFIED BANKS—1.6%
Hana Financial Group, Inc.	2,710	86,593
KB Financial Group, Inc. #	3,626	118,933
		205,526
ELECTRONIC COMPONENTS—0.6%
LG Display Co., Ltd.*	2,800	76,125

HOTELS RESORTS & CRUISE LINES—0.3%
Hotel Shilla Co., Ltd.	635	33,548

HOUSEHOLD PRODUCTS—1.0%
LG Household & Health Care Ltd.	244	137,105

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH KOREA—(CONT.)
INDUSTRIAL MACHINERY—0.6%
Viatron Technologies, Inc.*	4,724	$79,547

SEMICONDUCTORS—4.6%
Samsung Electronics Co., Ltd.	446	615,390

TRADING COMPANIES & DISTRIBUTORS—0.9%
Daewoo International Corp.	3,390	118,938

TOTAL SOUTH KOREA (Cost $1,638,896)		1,720,011

SWITZERLAND—0.9%
LEISURE PRODUCTS—0.9%
Cie Financiere Richemont SA (Cost $94,719)	15,188	121,868

TAIWAN—8.9%
CONSTRUCTION MATERIALS—0.8%
Taiwan Cement Corp.	81,000	107,670

CONSUMER FINANCE—1.4%
Chailease Holding Co., Ltd.	63,500	191,211

ELECTRONIC COMPONENTS—1.4%
Delta Electronics, Inc.	39,000	187,131

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
TPK Holding Co., Ltd.	7,000	142,184

PERSONAL PRODUCTS—1.3%
Ginko International Co., Ltd.	9,000	166,938

SEMICONDUCTORS—2.9%
Epistar Corp.	55,815	98,419
MediaTek, Inc.	9,000	109,868
Orise Technology Co., Ltd.	98,000	175,131
		383,418
TOTAL TAIWAN (Cost $918,545)		1,178,552

THAILAND—2.0%
CONSTRUCTION MATERIALS—0.6%
Siam Cement PCL	5,200	84,905

DIVERSIFIED BANKS—0.9%
Kasikornbank PCL	17,200	124,557

PACKAGED FOODS & MEATS—0.5%
GFPT PCL	221,400	63,527

TOTAL THAILAND (Cost $239,791)		272,989

TURKEY—3.1%
DIVERSIFIED BANKS—1.4%
Turkiye Halk Bankasi AS	17,023	185,559

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TURKEY—(CONT.)
GOLD—0.6%
Koza Altin Isletmeleri AS	3,975	$79,345

SOFT DRINKS—1.1%
Coca-Cola Icecek AS	5,183	144,494

TOTAL TURKEY (Cost $341,863)		409,398

UNITED KINGDOM—1.6%
BREWERS—1.1%
SABMiller PLC	2,729	147,033

INTEGRATED OIL & GAS—0.5%
BG Group PLC	3,683	62,044

TOTAL UNITED KINGDOM (Cost $196,683)		209,077

TOTAL COMMON STOCKS (Cost $11,712,867)		12,817,908

PREFERRED STOCKS—0.2%
BRAZIL—0.2%
INTEGRATED OIL & GAS—0.2%
Petroleo Brasileiro SA (Cost $26,184)	2,700	26,949

Total Investments (Cost $11,739,051)(b)	96.6%	12,844,857
Other Assets in Excess of Liabilities	3.4	451,449
NET ASSETS	100.0%	$13,296,306

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depositary Receipts.

(a)         GDR - Global Depository Receipt

(b)         At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $11,807,581, amounted to $1,037,276 which consisted of aggregate gross unrealized appreciation of $1,817,818 and aggregate gross unrealized depreciation of $780,542.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER FUNDS II

Statements of Assets and Liabilities (Unaudited) April 30, 2013

Alger Spectra Fund
ASSETS:
Investments in securities, at value (Identified cost below*) see accompanying schedules of investments	$2,804,051,565
Cash and cash equivalents (a)	32,542,020
Foreign cash***	—
Receivable for investment securities sold	38,964,594
Receivable for shares of beneficial interest sold	11,449,646
Dividends and interest receivable	2,132,027
Receivable from Investment Manager	—
Prepaid expenses	140,712
Total Assets	2,889,280,564
LIABILITIES:
Securities sold short, at value**	187,892,600
Payable for investment securities purchased	40,621,505
Payable for shares of beneficial interest redeemed	4,738,038
Accrued investment advisory fees	2,021,276
Accrued transfer agent fees	415,624
Accrued distribution fees	743,957
Accrued administrative fees	64,168
Accrued shareholder servicing fees	33,666
Dividends payable	190,080
Accrued other expenses	165,580
Total Liabilities	236,886,494
NET ASSETS	$2,652,394,070
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	2,235,386,008
Undistributed net investment income (accumulated loss)	(381,541)
Undistributed net realized gain (accumulated realized loss)	95,081,072
Net unrealized appreciation on investments	322,308,531
NET ASSETS	$2,652,394,070

*Identified cost	$2,471,858,840
**Proceeds received on short sales	$178,008,410
***Cost of foreign cash	$—

(a)          Alger Spectra Fund and Alger Dynamic Opportunities Fund include restricted cash of $29,634,559 and $9,966,460, respectively, held as collateral for short sales.

See Notes to Financial Statements.

	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
ASSETS:
Investments in securities, at value (Identified cost below*) see accompanying schedules of investments	$50,920,746	$4,522,951	$42,528,794	$12,844,857
Cash and cash equivalents (a)	1,797,582	97,873	17,125,719	266,791
Foreign cash***	—	—	112	245,383
Receivable for investment securities sold	77,885	58,299	176,513	135,733
Receivable for shares of beneficial interest sold	581,961	—	87,342	11,095
Dividends and interest receivable	21,074	1,926	37,828	18,471
Receivable from Investment Manager	4,125	15,096	1,283	17,758
Prepaid expenses	35,178	31,549	41,997	26,411
Total Assets	53,438,551	4,727,694	59,999,588	13,566,499
LIABILITIES:
Securities sold short, at value**	—	—	10,314,682	—
Payable for investment securities purchased	312,104	50,509	947,232	213,405
Payable for shares of beneficial interest redeemed	92,332	68	23,009	—
Accrued investment advisory fees	32,479	3,114	52,312	12,872
Accrued transfer agent fees	18,729	3,301	7,103	3,662
Accrued distribution fees	13,593	1,191	7,335	3,046
Accrued administrative fees	1,258	114	1,199	322
Accrued shareholder servicing fees	623	60	613	138
Dividends payable	—	—	13,451	—
Accrued other expenses	39,310	28,014	28,102	36,748
Total Liabilities	510,428	86,371	11,395,038	270,193
NET ASSETS	$52,928,123	$4,641,323	$48,604,550	$13,296,306
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	42,207,167	3,833,773	44,907,895	14,069,143
Undistributed net investment income (accumulated loss)	20,533	3,299	(381,096)	(191,687)
Undistributed net realized gain (accumulated realized loss)	(1,769,817)	282,106	2,041,344	(1,686,857)
Net unrealized appreciation on investments	12,470,240	522,145	2,036,407	1,105,707
NET ASSETS	$52,928,123	$4,641,323	$48,604,550	$13,296,306

*Identified cost	$38,450,505	$4,000,805	$39,611,885	$11,739,051
**Proceeds received on short sales	$—	$—	$9,434,247	$—
***Cost of foreign cash	$—	$—	$109	$245,359

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS
Class A	$1,459,254,751	$25,705,959
Class C	$340,752,543	$3,310,603
Class I	$561,505,816	$23,911,561
Class Z	$290,880,960	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	97,234,797	3,332,688
Class C	23,359,923	444,402
Class I	37,177,548	3,103,819
Class Z	19,306,244	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$15.01	$7.71
Class A — Offering Price Per Share (includes 5.25% sales charge)	$15.84	$8.14
Class C — Net Asset Value Per Share	$14.59	$7.45
Class I — Net Asset Value Per Share	$15.10	$7.70
Class Z — Net Asset Value Per Share	$15.07	—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
NET ASSETS BY CLASS
Class A	$2,929,755	$29,512,890	$3,446,694
Class C	$227,938	$799,719	$173,593
Class I	$1,483,630	$—	$9,676,019
Class Z	$—	$18,291,941	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	244,043	2,493,677	372,873
Class C	19,660	68,806	19,000
Class I	123,694	—	1,053,337
Class Z	—	1,537,065	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$12.01	$11.84	$9.24
Class A — Offering Price Per Share (includes 5.25% sales charge)	$12.67	$12.49	$9.76
Class C — Net Asset Value Per Share	$11.59	$11.62	$9.14
Class I — Net Asset Value Per Share	$11.99	—	$9.19
Class Z — Net Asset Value Per Share	—	$11.90	—

THE ALGER FUNDS II

Statements of Operations (Unaudited)

For the six months ended April 30, 2013

	Alger Spectra Fund	Alger Green Fund
INCOME
Dividends (net of foreign withholding taxes below*)	$27,772,409	$405,616
Interest	99,470	1,967
Total Income	27,871,879	407,583
EXPENSES
Advisory fees—Note 3(a)	10,136,318	176,909
Distribution fees—Note3(g):
Class A	1,615,688	33,018
Class C	1,428,346	13,329
Class I	603,355	25,942
Administrative fees—Note 3(b)	317,136	6,852
Dividends on securities sold short	821,269	—
Custodian fees	77,494	6,860
Interest expenses	719	99
Borrowing fees on short sales	1,131,205	—
Transfer agent fees and expenses—Note 3(c)	966,602	29,222
Printing fees	138,500	8,050
Professional fees	64,606	8,815
Registration fees	177,275	26,763
Trustee fees—Note 3(f)	11,474	9,845
Fund accounting fees	170,416	13,134
Miscellaneous	59,718	3,490
Total Expenses	17,720,121	362,328
Less, expense reimbursements Note 3(a)	—	(13,484)
Net Expenses	17,720,121	348,844
NET INVESTMENT INCOME (LOSS)	10,151,758	58,739
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	134,133,473	3,468,154
Net realized gain (loss) on foreign currency transactions	(948)	—
Net realized gain on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	112,469,702	3,826,276
Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain on investments, options and foreign currency	246,602,227	7,294,430
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$256,753,985	$7,353,169

*Foreign withholding taxes	$129,441	$—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
INCOME
Dividends (net of foreign withholding taxes below*)	$31,954	$354,141	$88,397
Interest	66	2,442	69
Total Income	32,020	356,583	88,466
EXPENSES
Advisory fees—Note 3(a)	16,069	268,662	64,336
Distribution fees—Note3(g):
Class A	3,437	33,127	2,877
Class C	1,043	3,688	828
Class I	1,658	—	11,538
Administrative fees—Note 3(b)	589	6,157	1,608
Dividends on securities sold short	—	64,194	—
Custodian fees	6,355	11,595	42,837
Interest expenses	—	—	49
Borrowing fees on short sales	—	56,663	—
Transfer agent fees and expenses—Note 3(c)	5,127	19,345	7,544
Printing fees	2,439	2,991	1,682
Professional fees	14,632	17,583	16,436
Registration fees	26,449	44,525	27,009
Trustee fees—Note 3(f)	9,803	9,825	9,808
Fund accounting fees	10,038	15,878	10,549
Miscellaneous	2,059	2,477	7,835
Total Expenses	99,698	556,710	204,936
Less, expense reimbursements Note 3(a)	(71,167)	(7,240)	(104,489)
Net Expenses	28,531	549,470	100,447
NET INVESTMENT INCOME (LOSS)	3,489	(192,887)	(11,981)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	290,458	2,283,699	318,608
Net realized gain (loss) on foreign currency transactions	—	1,089	(8,496)
Net realized gain on options written	—	2,520	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	379,499	793,839	761,918
Net change in unrealized appreciation (depreciation) on written options	—	1,970	—
Net realized and unrealized gain on investments, options and foreign currency	669,957	3,083,117	1,072,030
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$673,446	$2,890,230	$1,060,049

*Foreign withholding taxes	$13	$2,362	$7,781

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$10,151,758	$2,174,882
Net realized gain on investments, options and foreign currency	134,132,526	42,272,555
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	112,469,702	157,709,234
Net increase in net assets resulting from operations	256,753,986	202,156,671
Dividends and distributions to shareholders from:
Class A	(7,356,349)	—
Class C	(316,210)	—
Class I	(2,816,255)	—
Class Z	(2,068,209)	—
Net realized gains
Class A	(27,530,580)	(14,843,410)
Class C	(6,079,934)	(2,459,598)
Class I	(9,915,565)	(4,643,048)
Class Z	(5,176,165)	(97,547)
Total dividends and distributions to shareholders	(61,259,267)	(22,043,603)
Increase (decrease) from shares of beneficial interest transactions:
Class A	191,824,160	208,814,348
Class C	72,917,549	90,829,301
Class I	89,318,784	121,094,984
Class Z	54,817,255	206,079,398
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	408,877,748	626,818,031
Redemption Fees
Class A	27,177	65,520
Class C	1,582	1,566
Total Redemption Fees - Note 6(b)	28,759	67,086
Total increase (decrease)	604,401,226	806,998,185
Net Assets:
Beginning of period	2,047,992,844	1,240,994,659
END OF PERIOD	$2,652,394,070	$2,047,992,844
Undistributed net investment income (accumulated loss)	$(381,541)	$2,023,724

See Notes to Financial Statements.

	Alger Green Fund		Alger Analyst Fund		Alger Dynamic Opportunities Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$58,739	$30,880	$3,489	$(12,597)	$(192,887)	$(254,838)
Net realized gain on investments, options and foreign currency	3,468,154	2,422,828	290,458	509,939	2,287,308	736,543
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	3,826,276	2,832,780	379,499	(182,910)	795,809	893,197
Net increase in net assets resulting from operations	7,353,169	5,286,488	673,446	314,432	2,890,230	1,374,902
Dividends and distributions to shareholders from:
Class A	(39,971)	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	(29,115)	—	—	—	—	—
Class Z	—	—	—	—	—	—
Net realized gains
Class A	—	—	(145,387)	—	—	(164,541)
Class C	—	—	(10,840)	—	—	(9,027)
Class I	—	—	(67,804)	—	—	—
Class Z	—	—	—	—	—	(163,669)
Total dividends and distributions to shareholders	(69,086)	—	(224,031)	—	—	(337,237)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(4,406,343)	(3,646,827)	114,288	(13,158)	6,063,507	9,833,326
Class C	446,483	(286,205)	22,326	2,448	130,269	60,674
Class I	1,160,073	(2,048,575)	166,415	337,640	—	—
Class Z	—	—	—	—	—	5,163,671
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(2,799,787)	(5,981,607)	303,029	326,930	6,193,776	15,057,671
Redemption Fees
Class A	—	13	—	—	26	3,898
Class C	—	—	—	42	—	—
Total Redemption Fees - Note 6(b)	—	13	—	42	26	3,898
Total increase (decrease)	4,484,296	(695,106)	752,444	641,404	9,084,032	16,099,234
Net Assets:
Beginning of period	48,443,827	49,138,933	3,888,879	3,247,475	39,520,518	23,421,284
END OF PERIOD	$52,928,123	$48,443,827	$4,641,323	$3,888,879	$48,604,550	$39,520,518
Undistributed net investment income (accumulated loss)	$20,533	$30,879	$3,299	$(190)	$(381,096)	$(188,209)

	Alger Emerging Markets Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$(11,981)	$14,829
Net realized gain (loss) on investments, options and foreign currency	310,112	(842,339)
Net change in unrealized appreciation on investments, options and foreign currency	761,918	1,062,830
Net increase in net assets resulting from operations	1,060,049	235,320
Dividends and distributions to shareholders from:
Class A	(21,704)	—
Class C	(1,122)	—
Class I	(170,270)	—
Total dividends and distributions to shareholders	(193,096)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	2,150,745	383,260
Class C	9,080	8,654
Class I	231,318	15,468
Net increase from shares of beneficial interest transactions—Note 6(a)	2,391,143	407,382
Redemption Fees
Class A	—	37
Total Redemption Fees - Note 6(b)	—	37
Total increase	3,258,096	642,739
Net Assets:
Beginning of period	10,038,210	9,395,471
END OF PERIOD	$13,296,306	$10,038,210
Undistributed net investment income (accumulated loss)	$(191,687)	$13,389

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Six months ended 4/30/2013(i)		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		Year ended 10/31/2008
Net asset value, beginning of period	$13.82		$12.35		$11.33		$9.28		$7.07		$12.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.07		0.02		(0.05)		(0.06)		(0.02)		(0.07)
Net realized and unrealized gain (loss) on investments	1.53		1.66		1.07		2.11		2.23		(4.86)
Total from investment operations	1.60		1.68		1.02		2.05		2.21		(4.93)
Dividends from net investment income	(0.09)		—		—		—		—		—
Distributions from net realized gains	(0.32)		(0.21)		—		—		—		—
Net asset value, end of period	$15.01		$13.82		$12.35		$11.33		$9.28		$7.07
Total return(iii)	11.7%		14.0%		9.0%		22.0%		31.4%		(41.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,459,255		$1,158,220		$836,857		$488,872		$280,139		$170,147
Ratio of gross expenses to average net assets	1.48	%(iv)	1.49	%(v)	1.58	%(vi)	1.74	%(vii)	1.90	%(viii)	2.01%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		0.00%		0.00%		(0.48)%
Ratio of net expenses to average net assets	1.48%		1.49%		1.58%		1.74%		1.90%		1.53%
Ratio of net investment income (loss) to average net assets	0.95%		0.16%		(0.38)%		(0.57)%		(0.29)%		(0.65)%
Portfolio turnover rate	59.73%		139.90%		163.11%		252.68%		362.48%		313.46%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.17% related to dividend expense on short positions and interest expense for the period 04/30/13.

(v) Includes 0.12% related to dividend expense on short positions and interest expense for the period 10/31/12.

(vi) Includes 0.18% related to dividend expense on short positions and interest expense for the period of 10/31/11.

(vii) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(viii) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/09.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$13.43		$12.09		$11.18		$9.23		$7.07		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.01		(0.07)		(0.13)		(0.14)		(0.12)		(0.01)
Net realized and unrealized gain (loss) on investments	1.49		1.62		1.04		2.09		2.28		(1.70)
Total from investment operations	1.50		1.55		0.91		1.95		2.16		(1.71)
Dividends from net investment income	(0.02)		—		—		—		—		—
Distributions from net realized gains	(0.32)		(0.21)		—		—		—		—
Net asset value, end of period	$14.59		$13.43		$12.09		$11.18		$9.23		$7.07
Total return(iv)	11.4%		13.1%		8.2%		21.0%		30.6%		(19.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$340,753		$242,972		$134,399		$47,351		$4,685		$90
Ratio of gross expenses to average net assets	2.25	%(v)	2.24	%(vi)	2.32	%(vii)	2.52	%(viii)	2.48	%(ix)	2.27%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		0.00%		0.00%		(0.02)%
Ratio of net expenses to average net assets	2.25%		2.24%		2.32%		2.52%		2.48%		2.25%
Ratio of net investment income (loss) to average net assets	0.13%		(0.57)%		(1.11)%		(1.38)%		(1.35)%		(0.92)%
Portfolio turnover rate	59.73%		139.90%		163.11%		252.68%		362.48%		313.46%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.  Portfolio turnover is calculated for twelve months ended October 31, 2008.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.17% related to dividend expense on short positions and interest expense for the period 04/30/13.

(vi) Includes 0.13% related to dividend expense on short positions and interest expense for the period 10/31/12.

(vii) Includes 0.17% related to dividend expense on short positions and interest expense for the period 10/31/11.

(viii) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(ix) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/09.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2013(i)		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$13.92		$12.42		$11.39		$9.32		$7.08		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.07		0.03		(0.04)		(0.05)		(0.07)		—
Net realized and unrealized gain (loss) on investments	1.52		1.68		1.07		2.12		2.31		(1.70)
Total from investment operations	1.59		1.71		1.03		2.07		2.24		(1.70)
Dividends from net investment income	(0.09)		—		—		—		—		—
Distributions from net realized gains	(0.32)		(0.21)		—		—		—		—
Net asset value, end of period	$15.10		$13.92		$12.42		$11.39		$9.32		$7.08
Total return(iv)	11.7%		14.1%		9.1%		22.1%		31.8%		(19.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$561,506		$431,557		$266,366		$116,343		$63,719		$81
Ratio of gross expenses to average net assets	1.47	%(v)	1.43	%(vi)	1.50	%(vii)	1.64	%(viii)	1.50	%(ix)	1.53%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		(0.01)%		(0.05)%		(0.28)%
Ratio of net expenses to average net assets	1.47%		1.43%		1.50%		1.63%		1.45%		1.25%
Ratio of net investment income (loss) to average net assets	0.95%		0.25%		(0.29)%		(0.46)%		(0.77)%		0.09%
Portfolio turnover rate	59.73%		139.90%		163.11%		252.68%		362.48%		313.46%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.  Portfolio turnover is calculated for twelve months ended October 31, 2008.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.18% related to dividend expense on short positions and interest expense for the period 04/30/13.

(vi) Includes 0.12% related to dividend expense on short positions and interest expense for the period 10/31/12.

(vii) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11.

(viii) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(ix) Includes 0.20% related to dividend expense of short positions and interest expense for the period ended 10/31/09.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2013(i)		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$13.90		$12.38		$12.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.09		0.08		0.00
Net realized and unrealized gain (loss) on investments	1.53		1.65		0.18
Total from investment operations	1.62		1.73		0.18
Dividends from net investment income	(0.13)		—		—
Distributions from net realized gains	(0.32)		(0.21)		—
Net asset value, end of period	$15.07		$13.90		$12.38
Total return(iv)	11.9%		14.3%		1.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$290,881		$215,244		$3,373
Ratio of gross expenses to average net assets	1.17	%(v)	1.20	%(vi)	2.65	%(vii)
Ratio of expense reimbursements to average net assets	0.00%		0.00%		(1.41)%
Ratio of net expenses to average net assets	1.17%		1.20%		1.24%
Ratio of net investment income (loss) to average net assets	1.24%		0.60%		0.01%
Portfolio turnover rate	59.73%		139.90%		163.11%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2011.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.17% related to dividend expense on short positions and interest expense for the period 04/30/13.

(vi) Includes 0.17% related to dividend expense on short positions and interest expense for the period 10/31/12.

(vii) Includes 0.14% related to dividend expense on short positions and interest expense for the period 10/31/11.

See Notes to Financial Statements.

Alger Green Fund

	Class A(i)
	Six months ended 4/30/2013(ii)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$6.68	$6.01	$6.03	$5.24	$4.52	$7.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.01	0.01	(0.01)	(0.01)	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	1.03	0.66	(0.01)	0.80	0.72	(3.19)
Total from investment operations	1.04	0.67	(0.02)	0.79	0.72	(3.20)
Dividends from net investment income	(0.01)	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—	(0.18)
Net asset value, end of period	$7.71	$6.68	$6.01	$6.03	$5.24	$4.52
Total return(iv)	15.6%	11.2%	(0.3)%	15.1%	15.9%	(41.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,706	$26,243	$27,018	$37,545	$27,335	$22,307
Ratio of gross expenses to average net assets	1.43%	1.49%	1.46%	1.44%	1.87%	1.49%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.17)%	(0.21)%	(0.19)%	(0.62)%	(0.24)%
Ratio of net expenses to average net assets	1.35%	1.32%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.30%	0.12%	(0.14)%	(0.21)%	(0.10)%	(0.21)%
Portfolio turnover rate	11.60%	21.25%	28.25%	29.44%	79.75%	106.34%

(i) Commenced operations January 12, 2007 after the reorganization of the Class I and R shares of the Alger Green Institutional Fund into the Class N shares of the Alger Green Fund. Class N shares were redesiginated as Class A shares on September 24, 2008. The Financial Highlights prior to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.

(ii) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$6.47	$5.88	$5.94	$5.20	$4.51	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.05)	(0.05)	(0.05)	(0.05)	—
Net realized and unrealized gain (loss) on investments	1.00	0.64	(0.01)	0.79	0.74	(1.14)
Total from investment operations	0.98	0.59	(0.06)	0.74	0.69	(1.14)
Net asset value, end of period	$7.45	$6.47	$5.88	$5.94	$5.20	$4.51
Total return(iv)	15.1%	10.0%	(1.0)%	14.2%	15.3%	(20.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,311	$2,484	$2,517	$2,436	$1,041	$90
Ratio of gross expenses to average net assets	2.28%	2.31%	2.25%	2.26%	2.49%	2.17%
Ratio of expense reimbursements to average net assets	0.00%	(0.10)%	(0.25)%	(0.26)%	(0.49)%	(0.17)%
Ratio of net expenses to average net assets	2.28%	2.21%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.77)%	(0.90)%	(0.97)%	(1.05)%	(1.01)%
Portfolio turnover rate	11.60%	21.25%	28.25%	29.44%	79.75%	106.34%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2008.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$6.67	$6.01	$6.02	$5.24	$4.52	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.01	0.01	(0.01)	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	1.03	0.65	0.00	0.79	0.73	(1.13)
Total from investment operations	1.04	0.66	(0.01)	0.78	0.72	(1.13)
Dividends from net investment income	(0.01)	—	—	—	—	—
Net asset value, end of period	$7.70	$6.67	$6.01	$6.02	$5.24	$4.52
Total return(iv)	15.6%	11.0%	(0.2)%	14.9%	15.9%	(20.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$23,912	$19,717	$19,604	$13,461	$6,612	$80
Ratio of gross expenses to average net assets	1.38%	1.52%	1.63%	1.47%	1.63%	1.42%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.20)%	(0.38)%	(0.22)%	(0.38)%	(0.17)%
Ratio of net expenses to average net assets	1.35%	1.32%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.27%	0.10%	(0.16)%	(0.22)%	(0.28)%	(0.26)%
Portfolio turnover rate	11.60%	21.25%	28.25%	29.44%	79.75%	106.34%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2008.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Analyst Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$10.83	$9.85	$9.54	$8.02	$6.57	$12.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.03)	(0.05)	(0.05)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.79	1.01	0.36	1.57	1.49	(4.93)
Total from investment operations	1.80	0.98	0.31	1.52	1.45	(4.99)
Distributions from net realized gains	(0.62)	—	—	—	—	(0.51)
Net asset value, end of period	$12.01	$10.83	$9.85	$9.54	$8.02	$6.57
Total return(iii)	17.2%	10.0%	3.2%	19.0%	22.1%	(43.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,930	$2,524	$2,306	$2,236	$1,722	$1,360
Ratio of gross expenses to average net assets	4.53%	4.85%	5.31%	5.68%	7.62%	3.04%
Ratio of expense reimbursements to average net assets	(3.23)%	(3.58)%	(4.11)%	(4.48)%	(6.42)%	(1.84)%
Ratio of net expenses to average net assets	1.30%	1.27%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	0.20%	(0.30)%	(0.50)%	(0.60)%	(0.53)%	(0.60)%
Portfolio turnover rate	93.69%	158.39%	141.68%	73.54%	144.99%	124.91%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$10.51	$9.62	$9.39	$7.95	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.10)	(0.12)	(0.12)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	1.73	0.99	0.35	1.56	1.48	(1.98)
Total from investment operations	1.70	0.89	0.23	1.44	1.39	(1.99)
Distributions from net realized gains	(0.62)	—	—	—	—	—
Net asset value, end of period	$11.59	$10.51	$9.62	$9.39	$7.95	$6.56
Total return(iv)	16.8%	9.3%	2.4%	18.1%	21.2%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$228	$184	$165	$166	$126	$77
Ratio of gross expenses to average net assets	6.53%	6.00%	6.45%	6.54%	8.49%	6.60%
Ratio of expense reimbursements to average net assets	(4.58)%	(4.05)%	(4.50)%	(4.59)%	(6.54)%	(4.65)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.99)%	(1.25)%	(1.35)%	(1.29)%	(1.31)%
Portfolio turnover rate	93.69%	158.39%	141.68%	73.54%	144.99%	124.91%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2008.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$10.82	$9.84	$9.53	$8.01	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.01	(0.03)	(0.05)	(0.05)	(0.04)	—
Net realized and unrealized gain (loss) on investments	1.78	1.01	0.36	1.57	1.49	(1.99)
Total from investment operations	1.79	0.98	0.31	1.52	1.45	(1.99)
Distributions from net realized gains	(0.62)	—	—	—	—	—
Net asset value, end of period	$11.99	$10.82	$9.84	$9.53	$8.01	$6.56
Total return(iv)	17.2%	10.0%	3.3%	19.0%	22.1%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,484	$1,180	$776	$183	$155	$77
Ratio of gross expenses to average net assets	4.63%	5.95%	6.91%	14.02%	7.75%	5.85%
Ratio of expense reimbursements to average net assets	(3.33)%	(4.68)%	(5.71)%	(12.82)%	(6.55)%	(4.65)%
Ratio of net expenses to average net assets	1.30%	1.27%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	0.19%	(0.33)%	(0.50)%	(0.60)%	(0.56)%	(0.56)%
Portfolio turnover rate	93.69%	158.39%	141.68%	73.54%	144.99%	124.91%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2008.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Dynamic Opportunities Fund

	Class A
	Six months ended 4/30/2013(i)		Year ended 10/31/2012		Year ended 10/31/2011		From 11/2/2009 (commencement of operations) to 10/31/2010(ii)
Net asset value, beginning of period	$11.12		$10.64		$10.55		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)		(0.14)		(0.21)		(0.20)
Net realized and unrealized gain (loss) on investments	0.77		0.77		0.30		0.75
Total from investment operations	0.72		0.63		0.09		0.55
Distributions from net realized gains	—		(0.15)		—		—
Net asset value, end of period	$11.84		$11.12		$10.64		$10.55
Total return(iv)	6.4%		6.1%		0.9%		5.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$29,513		$21,741		$11,514		$14,527
Ratio of gross expenses to average net assets	2.57	%(v)	2.98	%(vi)	3.09	%(vii)	3.30	%(viii)
Ratio of expense reimbursements to average net assets	(0.03)%		(0.36)%		(0.62)%		(0.78)%
Ratio of net expenses to average net assets	2.54%		2.62%		2.47%		2.52%
Ratio of net investment income (loss) to average net assets	(0.97)%		(1.26)%		(1.87)%		(2.00)%
Portfolio turnover rate	100.92%		257.74%		430.05%		438.65%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.54% related to dividend expense on short positions and interest expense for the period 04/30/13.

(vi) Includes 0.62% related to dividend expense on short positions and interest expense for the period 10/31/12.

(vii) Includes 0.47% related to dividend expense on short positions and interest expense for the period 10/31/11.

(viii) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

See Notes to Financial Statements.

	Class C						Class Z
	Six months ended 4/30/2013(i)		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)		Six months ended 4/30/2013(i)		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$10.95		$10.57		$10.96		$11.16		$10.66		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.09)		(0.22)		(0.23)		(0.04)		(0.10)		(0.15)
Net realized and unrealized gain (loss) on investments	0.76		0.75		(0.16)		0.78		0.75		(0.15)
Total from investment operations	0.67		0.53		(0.39)		0.74		0.65		(0.30)
Distributions from net realized gains	—		(0.15)		—		—		(0.15)		—
Net asset value, end of period	$11.62		$10.95		$10.57		$11.90		$11.16		$10.66
Total return(iv)	6.0%		5.2%		(3.6)%		6.5%		6.3%		(2.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$800		$622		$539		$18,292		$17,158		$11,368
Ratio of gross expenses to average net assets	3.49	%(v)	4.00	%(vi)	4.12	%(vii)	2.32	%(v)	2.73	%(vi)	11.84	%(viii)
Ratio of expense reimbursements to average net assets	(0.20)%		(0.62)%		(0.96)%		(0.03)%		(0.35)%		(9.30)%
Ratio of net expenses to average net assets	3.29%		3.38%		3.16%		2.29%		2.38%		2.54%
Ratio of net investment income (loss) to average net assets	(1.67)%		(2.05)%		(2.56)%		(0.67)%		(0.90)%		(1.92)%
Portfolio turnover rate	100.92%		257.74%		430.05%		100.92%		257.74%		430.05%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2011.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.54% related to dividend expense on short positions and interest expense for the period 04/30/13.

(vi) Includes 0.63% related to dividend expense on short positions and interest expense for the period 10/31/12.

(vii) Includes 0.41% related to dividend expense on short positions and interest expense for the period 10/31/11.

(viii) Includes 0.79% related to dividend expense on short positions and interest expense for the period 10/31/11.

See Notes to Financial Statements.

Alger Emerging Markets Fund

	Class A			Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)	Six months ended 4/30/2013(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$8.52	$8.32	$10.00	$8.37	$8.23	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.00	0.03	0.04	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	0.88	0.17	(1.72)	0.87	0.19	(1.74)
Total from investment operations	0.88	0.20	(1.68)	0.83	0.14	(1.77)
Dividends from net investment income	(0.16)	—	—	(0.06)	—	—
Net asset value, end of period	$9.24	$8.52	$8.32	$9.14	$8.37	$8.23
Total return(iv)	10.4%	2.4%	(16.8)%	10.0%	1.7%	(17.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,447	$1,176	$764	$174	$151	$142
Ratio of gross expenses to average net assets	3.50%	4.43%	4.60%	6.10%	5.61%	5.99%
Ratio of expense reimbursements to average net assets	(1.80)%	(2.73)%	(2.90)%	(3.65)%	(3.16)%	(3.54)%
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to average net assets	0.03%	0.31%	0.51%	(0.97)%	(0.57)%	(0.39)%
Portfolio turnover rate	47.38%	150.09%	121.91%	47.38%	150.09%	121.91%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$8.48	$8.28	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.01	0.00
Net realized and unrealized gain (loss) on investments	0.89	0.19	(1.72)
Total from investment operations	0.88	0.20	(1.72)
Dividends from net investment income	(0.17)	—	—
Net asset value, end of period	$9.19	$8.48	$8.28
Total return(iv)	10.4%	2.4%	(17.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,676	$8,712	$8,490
Ratio of gross expenses to average net assets	3.46%	4.28%	4.16%
Ratio of expense reimbursements to average net assets	(1.76)%	(2.58)%	(2.46)%
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.25)%	0.15%	0.05%
Portfolio turnover rate	47.38%	150.09%	121.91%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Summary of Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, and Alger Analyst Fund remains open for the tax years 2009-2012, for Alger Dynamic Opportunities Fund remains open for the tax years 2010-2012 and for Alger Emerging Markets Fund remains open for the tax year 2011-2012.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Effective November 1, 2012, the investment advisory fee was changed to a tiered fee rate (other than for Alger Emerging Markets Fund) based on net assets of each Fund.  The fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2013, is set forth below under the heading “Actual Rate.”

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Spectra Fund (a)	.90%	.75%	.65%	.88%
Alger Green Fund (b)	.71	.65	N/A	.71
Alger Analyst Fund (b)	.75	.70	N/A	.75
Alger Dynamic Opportunities Fund (b)	1.20	1.00	N/A	1.20
Alger Emerging Markets Fund (c)	1.10	N/A	N/A	1.10

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion, and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1rate is paid on all assets.

Alger Management has established an expense cap for several share classes, effective through February 28, 2014, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Z	April 30, 2013
Alger Spectra Fund	—	—	—	1.10%	$0
Alger Green Fund	1.35%	—	1.35%	N/A	13,484
Alger Analyst Fund	1.30	1.95	1.30	N/A	71,167
Alger Dynamic Opportunities Fund	2.00	2.75	N/A	1.75	7,240
Alger Emerging Markets Fund	1.70	2.45	1.70	N/A	104,489

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.  For the six months ended April 30, 2013, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund incurred fees of $166,614, $3,437, $310, $3,124 and $665,

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2013, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $183,618, $10,225, $61, $403 and $30, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.  For the six months ended April 30, 2013, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the distributor (the “Distributor” or “Alger Inc.”), were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$3,113	$76,422
Alger Green Fund	422	134
Alger Analyst Fund	—	34
Alger Dynamic Opportunities Fund	—	—
Alger Emerging Markets Fund	30	—

(e) Brokerage Commissions: During the six months ended April 30, 2013, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $1,107,615, $3,644, $3,876, $3,594 and $5, respectively, in connection with securities transactions.

(f) Trustees’ Fees: From November 1, 2012, through February 28, 2013, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees received an additional annual fee of $15,000 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 1, 2013, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $22,500 which is paid, pro rata, by

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Distribution/Shareholder Servicing Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended April 30, 2013, Alger Green Fund incurred interfund loan interest expenses of $89.  During the six months ended April 30, 2013, Alger Spectra Fund earned interfund loan interest income of $9,263.

(i) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At April 30, 2013, Alger Management and its affiliates owned the following Fund shares:

	SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,254,327	11,889	11,936	86
Alger Green Fund	—	—	—	N/A
Alger Analyst Fund	206,622	12,387	107,782	N/A
Alger Dynamic Opportunities Fund	171,886	93	N/A	1,537,065
Alger Emerging Markets Fund	209,709	101	1,018,606	N/A

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the six months ended April 30, 2013:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	PURCHASES	SALES
Alger Spectra Fund	$1,949,386,987	$1,424,475,116
Alger Green Fund	5,684,880	9,594,060
Alger Analyst Fund	3,949,223	3,856,271
Alger Dynamic Opportunities Fund	49,926,155	33,112,029
Alger Emerging Markets Fund	7,532,220	5,443,434

Written call and put options activity for the six months ended April 30, 2013, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Put Options outstanding at October 31, 2012	—	$—
Put Options written	6	8,683
Put Options closed	6	8,683
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at April 30, 2013	—	$—

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.  Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the six months ended April 30, 2013, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$14,591	2.20%
Alger Green Fund	16,935	1.16
Alger Emerging Markets Fund	2,666	3.44

The highest amount borrowed during the six months ended April 30, 2013, for each Fund was as follows:

HIGHEST BORROWINGS
Alger Spectra Fund	$2,640,963
Alger Green Fund	1,450,000
Alger Emerging Markets Fund	49,936

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series.  Each series is divided into separate classes.  The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	23,674,356	$337,633,709	45,427,769	$602,720,231
Dividends reinvested	2,252,531	31,129,979	965,034	11,397,047
Shares redeemed	(12,470,153)	(176,939,528)	(30,400,932)	(405,302,930)
Net increase	13,456,734	$191,824,160	15,991,871	$208,814,348
Class C:
Shares sold	7,287,677	$100,721,181	8,682,407	$112,978,375
Dividends reinvested	359,274	4,839,416	156,714	1,810,051
Shares redeemed	(2,376,621)	(32,643,048)	(1,866,514)	(23,959,125)
Net increase	5,270,330	$72,917,549	6,972,607	$90,829,301
Class I:
Shares sold	11,963,451	$172,930,045	21,744,474	$288,438,201
Dividends reinvested	849,067	11,810,519	372,250	4,426,050
Shares redeemed	(6,648,515)	(95,421,780)	(12,552,888)	(171,769,267)
Net increase	6,164,003	$89,318,784	9,563,836	$121,094,984
Class Z:
Shares sold	5,865,276	$84,318,485	17,038,370	$230,878,001
Dividends reinvested	127,982	1,773,829	8,232	97,547
Shares redeemed	(2,174,013)	(31,275,059)	(1,832,106)	(24,896,150)
Net increase	3,819,245	$54,817,255	15,214,496	$206,079,398

Alger Green Fund
Class A:
Shares sold	337,996	$2,405,038	560,394	$3,651,301
Dividends reinvested	5,321	36,929	—	—
Shares redeemed	(939,140)	(6,848,310)	(1,124,475)	(7,298,128)
Net decrease	(595,823)	$(4,406,343)	(564,081)	$(3,646,827)
Class C:
Shares sold	119,898	$844,956	52,354	$334,160
Shares redeemed	(59,288)	(398,473)	(96,843)	(620,365)
Net increase (decrease)	60,610	$446,483	(44,489)	$(286,205)
Class I:
Shares sold	680,932	$4,922,278	1,106,295	$7,166,621
Dividends reinvested	4,165	28,863	—	—
Shares redeemed	(536,597)	(3,791,068)	(1,414,340)	(9,215,196)
Net increase (decrease)	148,500	$1,160,073	(308,045)	$(2,048,575)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Analyst Fund
Class A:
Shares sold	3,906	$43,809	6,016	$63,442
Dividends reinvested	13,388	144,587	—	—
Shares redeemed	(6,260)	(74,108)	(7,129)	(76,600)
Net increase (decrease)	11,034	$114,288	(1,113)	$(13,158)
Class C:
Shares sold	1,452	$15,500	2,519	$24,580
Dividends reinvested	979	10,239	—	—
Shares redeemed	(307)	(3,413)	(2,166)	(22,132)
Net increase	2,124	$22,326	353	$2,448
Class I:
Shares sold	14,732	$171,433	30,775	$343,875
Dividends reinvested	6,061	65,396	—	—
Shares redeemed	(6,121)	(70,414)	(600)	(6,235)
Net increase	14,672	$166,415	30,175	$337,640

Alger Dynamic Opportunities Fund
Class A:
Shares sold	922,274	$10,500,864	1,491,387	$16,554,782
Dividends reinvested	—	—	14,638	150,770
Shares redeemed	(384,514)	(4,437,357)	(632,679)	(6,872,226)
Net increase	537,760	$6,063,507	873,346	$9,833,326
Class C:
Shares sold	28,673	$317,935	36,133	$389,791
Dividends reinvested	—	—	812	8,299
Shares redeemed	(16,627)	(187,666)	(31,227)	(337,416)
Net increase	12,046	$130,269	5,718	$60,674
Class Z:
Shares sold	—	$—	454,959	$5,000,002
Dividends reinvested	—	—	15,859	163,669
Net increase	—	$—	470,818	$5,163,671

Alger Emerging Markets Fund
Class A:
Shares sold	243,973	$2,232,261	86,388	$716,191
Dividends reinvested	2,372	21,041	—	—
Shares redeemed	(11,439)	(102,557)	(40,242)	(332,931)
Net increase	234,906	$2,150,745	46,146	$383,260
Class C:
Shares sold	2,102	$18,994	6,383	$51,452
Dividends reinvested	127	1,122	—	—
Shares redeemed	(1,228)	(11,036)	(5,573)	(42,798)
Net increase	1,001	$9,080	810	$8,654
Class I:
Shares sold	8,585	$77,948	6,037	$49,256
Dividends reinvested	19,290	170,140	—	—
Shares redeemed	(1,943)	(16,769)	(3,971)	(33,788)
Net increase	25,932	$231,319	2,066	$15,468

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Class A and C shares redeemed (including by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

The Alger Emerging Markets Fund declared a distribution payable to shareholders of record as of December 17, 2012.  The sources of the distribution for book purposes are as follows:

Share Class	Total distribution	Net Investment Income	Paid In Capital
Class A	$0.1572	$0.0203	$0.1369
Class C	0.0623	0.00	0.0623
Class I	0.1659	0.0377	0.1282

At October 31, 2012, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund
POST ACT	—	—	—	$39,442
2017	—	$4,854,444	—	—
2019	—	314,817	—	—
Total	—	5,169,261	—	39,442

Expiration Dates	Alger Emerging Markets Fund
POST ACT	$1,959,784
Total	1,959,784

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 are not be subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2013, in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$578,653,116	$578,653,116	—	—
Consumer Staples	225,058,695	225,058,695	—	—
Energy	133,906,174	133,906,174	—	—
Financials	171,871,409	171,871,409	—	—
Health Care	348,057,513	348,057,513	—	—
Industrials	293,058,350	293,058,350	—	—
Information Technology	795,849,356	795,849,356	—	—
Materials	94,433,198	94,433,198	—	—
Telecommunication Services	57,295,103	57,295,103	—	—
TOTAL COMMON STOCKS	$2,698,182,914	$2,698,182,914	—	—
PREFERRED STOCKS
Financials	$4,974,195	$4,974,195	—	—
MASTER LIMITED PARTNERSHIP
Financials	$29,273,752	$29,273,752	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$71,620,704	$42,987,036	$28,633,668	—
TOTAL INVESTMENTS IN SECURITIES	$2,804,051,565	$2,775,417,897	$28,633,668	—
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$12,375,145	$12,375,145	—	—
Consumer Staples	6,599,502	6,599,502	—	—
Energy	$24,164,222	$24,164,222	—	—
Financials	52,340,306	52,340,306	—	—
Health Care	11,686,975	11,686,975	—	—
Industrials	28,642,958	28,642,958	—	—
Information Technology	52,083,492	52,083,492	—	—
TOTAL COMMON STOCKS	$187,892,600	$187,892,600	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,014,304	$7,014,304	—	—
Consumer Staples	5,156,497	5,156,497	—	—
Energy	111,975	111,975	—	—
Financials	1,360,063	1,360,063	—	—
Health Care	4,014,259	4,014,259	—	—
Industrials	11,615,825	11,615,825	—	—
Information Technology	15,274,538	15,274,538	—	—
Materials	4,201,739	4,201,739	—	—
Utilities	2,029,027	2,029,027	—	—
TOTAL COMMON STOCKS	$50,778,227	$50,778,227	—	—
CONVERTIBLE CORPORATE BONDS
Industrials	$142,519	—	$142,519	—
TOTAL INVESTMENTS IN SECURITIES	$50,920,746	$50,778,227	$142,519	—

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,252,543	$1,252,543	—	—
Consumer Staples	399,509	399,509	—	—
Energy	249,615	249,615	—	—
Financials	162,507	162,507	—	—
Health Care	592,214	592,214	—	—
Industrials	581,277	581,277	—	—
Information Technology	784,038	784,038	—	—
Materials	375,558	375,558	—	—
TOTAL COMMON STOCKS	$4,397,261	$4,397,261	—	—
MASTER LIMITED PARTNERSHIP
Financials	$46,809	$46,809	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$78,881	$78,881	—	—
TOTAL INVESTMENTS IN SECURITIES	$4,522,951	$4,522,951	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,600,860	$9,600,860	—	—
Consumer Staples	2,331,594	2,331,594	—	—
Energy	2,785,567	2,785,567	—	—
Financials	2,641,768	2,641,768	—	—
Health Care	5,663,758	5,663,758	—	—
Industrials	3,168,648	3,168,648	—	—
Information Technology	12,057,532	12,057,532	—	—
Materials	1,886,534	1,886,534	—	—
TOTAL COMMON STOCKS	$40,136,261	$40,136,261	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Financials	$129,463	$129,463	—	—
MASTER LIMITED PARTNERSHIP
Financials	$1,342,657	$1,342,657	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$893,041	$359,326	$533,715	—
PURCHASED OPTIONS
Financials	$1,440	$1,440	—	—
RIGHTS
Health Care	$25,932	—	—	$25,932
TOTAL INVESTMENTS IN SECURITIES	$42,528,794	$41,969,147	$533,715	$25,932
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$2,046,401	$2,046,401	—	—
Consumer Staples	120,898	120,898	—	—
Energy	$1,226,465	$1,226,465	—	—
Financials	2,211,858	2,211,858	—	—
Health Care	1,502,466	1,502,466	—	—
Industrials	1,160,896	1,160,896	—	—
Information Technology	2,045,698	2,045,698	—	—
TOTAL COMMON STOCKS	$10,314,682	$10,314,682	—	—

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,787,676	$1,787,676	—	—
Consumer Staples	1,443,483	1,443,483	—	—
Energy	1,366,235	1,366,235	—	—
Financials	2,958,937	2,958,937	—	—
Health Care	467,713	467,713	—	—
Industrials	1,122,554	1,122,554	—	—
Information Technology	1,860,120	1,860,120	—	—
Materials	1,339,070	1,339,070	—	—
Telecommunication Services	233,371	233,371	—	—
Utilities	238,749	238,749	—	—
TOTAL COMMON STOCKS	$12,817,908	$12,817,908	—	—
PREFERRED STOCKS
Energy	$26,949	$26,949	—	—
TOTAL INVESTMENTS IN SECURITIES	$12,844,857	$12,844,857	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2012	$25,932
Transfers into Level 3
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2013	25,932
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2013	$—

On April 30, 2013 there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Spectra Fund	$32,542,020	$32,542,020	—	—
Alger Green Fund	1,797,582	1,797,582	—	—
Alger Analyst Fund	97,873	97,873	—	—
Alger Dynamic Opportunities Fund	17,125,719	17,125,719	—	—
Alger Emerging Markets Fund	266,791	266,791	—	—
Total	$51,829,985	$51,829,985	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

During the six months ended April 30, 2013, options were used in accordance with these objectives.

The fair values of derivative instruments as of April 30, 2013, are as follows:

Alger Dynamic Opportunities Fund

	ASSET DERIVATIVES 2013		LIABILITY DERIVATIVES 2013
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in securities, at value	$15,842	—	—

Total		$15,842	—	—

For the six months ended April 30, 2013, Alger Dynamic Opportunities Fund had option purchases of $65,039 and option sales of $43,684.  The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013, is as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(14,584)
Written Options	2,520
Total	$(12,063)

NET CHANGE IN UNREALIZED (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(17,526)
Total	$(17,526)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Funds do not believe that this will have a material impact on the financial statements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2013 through the issuance date of the financial statements.  No such events have been identified which require recognition and disclosure.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2012 and ending April 30, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Six Months Ended April 30, 2013(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2013(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,117.28	$7.76	1.48%
	Hypothetical(c)	1,000.00	1,017.46	7.40	1.48
Class C	Actual	1,000.00	1,113.62	11.79	2.25
	Hypothetical(c)	1,000.00	1,013.64	11.23	2.25
Class I	Actual	1,000.00	1,116.92	7.69	1.47
	Hypothetical(c)	1,000.00	1,017.53	7.33	1.47
Class Z	Actual	1,000.00	1,119.33	6.13	1.17
	Hypothetical(c)	1,000.00	1,019.01	5.84	1.17

Alger Green Fund
Class A	Actual	$1,000.00	$1,155.89	$7.22	1.35%
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,151.47	12.18	2.28
	Hypothetical(c)	1,000.00	1,013.47	11.40	2.28
Class I	Actual	1,000.00	1,156.10	7.22	1.35
	Hypothetical(c)	1,000.00	1,018.09	6.76	1.35

Alger Analyst Fund
Class A	Actual	$1,000.00	$1,172.43	$7.01	1.30%
	Hypothetical(c)	1,000.00	1,018.34	6.51	1.30
Class C	Actual	1,000.00	1,167.93	10.49	1.95
	Hypothetical(c)	1,000.00	1,015.12	9.75	1.95
Class I	Actual	1,000.00	1,171.62	7.00	1.30
	Hypothetical(c)	1,000.00	1,018.34	6.51	1.30

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,063.85	$13.02	2.54%
	Hypothetical(c)	1,000.00	1,012.18	12.69	2.54
Class C	Actual	1,000.00	1,060.22	16.83	3.29
	Hypothetical(c)	1,000.00	1,008.46	16.40	3.29
Class Z	Actual	1,000.00	1,065.35	11.71	2.29
	Hypothetical(c)	1,000.00	1,013.46	11.41	2.29

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,103.73	$8.90	1.70%
	Hypothetical(c)	1,000.00	1,016.33	8.53	1.70
Class C	Actual	1,000.00	1,099.73	12.80	2.45
	Hypothetical(c)	1,000.00	1,012.60	12.27	2.45
Class I	Actual	1,000.00	1,104.11	8.91	1.70
	Hypothetical(c)	1,000.00	1,016.33	8.54	1.70

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFIISAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 17, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 17, 2013